EX99.23(b)(1)

                AMENDED AND RESTATED BY-LAWS
                   AS OF NOVEMBER 30, 1996

                             OF

              DAVID L. BABSON GROWTH FUND, INC.


                          ARTICLE I

                   FISCAL YEAR AND OFFICES

     Section  1.  Fiscal Year.  Unless  otherwise   provided
by resolution of the Board of Directors, the fiscal year of the corporation shall begin on the first day of July and end on the last day of June.

     Section  2.  Registered Office.  The registered  office
of the corporation  in Maryland shall be C/O the CORPORATION
TRUST,   INCORPORATED, 32 South Street, Baltimore, Maryland,
21202.

     Section 3. Other Offices. The corporation shall have a place of business in the State of Missouri, and the corporation shall have the power to open additional offices for the conduct of its business, either within or outside the states of Maryland and Missouri, at such places as the Board of Directors may from time to time designate.

                         ARTICLE II

                  MEETINGS OF STOCKHOLDERS

     Section 1. Place of Meeting. Meetings of the stockholders for the election of directors shall be held in such place as the Board of Directors may by resolution establish. In the absence of any specific resolution, annual meetings of stockholders shall be held at the corporation's principal office in the State of Missouri. Meetings of stockholders for any other purpose may be held at such place and time as shall be stated in the notice of the meeting, or in a duly executed waiver of notice thereof.

     Section 2. Annual Meetings. The annual meetings of stockholders, if held, shall be held at such time during the month of September as may be fixed by the Board of Directors by resolution each year. At any annual meeting, the stockholders shall elect a Board of Directors and transact any other business which may properly be brought before the meeting. No annual meeting of stockholders shall be required in any year in which the only business to be transacted at such meeting does not require action by stockholders on any one or more of the following:

     (1)  the election of directors;

     (2)  approval of the investment advisory agreement;

     (3) ratification of the selection of independent public accountants;

     (4)  approval of a distribution agreement.

     Section  3.   Special Meetings.  At  any  time  in  the
interval between annual meetings, special meetings of the stockholders may be called by the president or by a majority of the Board of Directors and shall be called by the president or secretary upon written request of the holders of shares entitled to cast not less than ten percent of all the votes entitled to be cast at such meeting.

     Section 4. Notice. Not less than ten nor more than ninety days before the date of every annual or special stockholders' meeting, the secretary shall give to each stockholder entitled to vote at such meeting written notice stating the time and place of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.

     Section 5. Record Date for Meetings. The Board of Directors may fix in advance a date not more than ninety days, nor less than ten days, prior to the date of any annual or special meeting of the stockholders as a record date for the determination of the stockholders entitled to receive notice of, and to vote at any meeting and any adjournment thereof; and in such case such stockholders and only such stockholders as shall be stockholders of record on the date so fixed shall be entitled to receive notice of and to vote only such shares held and outstanding on such record date that continue to be held and outstanding at the time of voting.

     Section 6. Quorum. At any meeting of stockholders, the presence in person or by proxy of the holders of a majority of the aggregate shares of stock at the time outstanding shall constitute a quorum. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented any business may be transacted which might have been transacted at the meeting originally notified.

     Section 7. Majority. The vote of the holders of a majority of the stock having voting power, as measured by the applicable quorum requirements set forth in Section 6, present in person or represented by proxy, at a meeting duly called and at which a quorum is present, shall be sufficient to take or authorize action upon any matter which may properly come before the meeting, unless otherwise required by the Investment Company Act of 1940, as amended.

     Section 8. Voting. Each stockholder shall have one vote for each full share and a fractional vote for each fractional share of stock having voting power held by such stockholder on each matter submitted to a vote at a meeting of stockholders. A stockholder may cast his vote in person or by proxy, but no proxy shall be valid after eleven months from its date, unless otherwise provided in the proxy. At all meetings of stockholders, unless the voting is conducted by inspectors, all questions relating to the qualification of voters and the validity of proxies and the acceptance or rejection of votes shall be decided by the chairman of the meeting.

     Section 9. Inspectors. At any election of directors, the Board of Directors prior thereto may, or, if they have not so acted, the chairman of the meeting may, and upon the request of the holders of ten percent (10%) of the shares entitled to vote at such election shall, appoint two inspectors of election who shall first subscribe an oath of affirmation to execute faithfully the duties of inspectors at such election with strict impartiality and according to the best of their ability, and shall after the election make a certificate of the result of the vote taken. No candidate for the office of director shall be appointed such inspector. The chairman of the meeting may cause a vote by ballot to be taken upon any election or matter, and such vote shall be taken upon the request of the holders of ten percent (10%) of the stock entitled to vote on such election or matter.

     Section 10. Stockholder List. The officer who has charge of the stock ledger of the corporation shall, at least ten days before every election of directors, prepare and make a complete list of the stockholders entitled to vote at said election, arranged in alphabetical order, showing the address and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, during ordinary business hours, for a period of at least ten days prior to the election, either at a place within the city, town or village where the election is to be held and which place shall be specified in the notice of meeting, or if not specified, at the place where said meeting is to be held, and the list shall be produced and kept at the time and place of election during the whole time thereof, and subject to the inspection of any stockholder who may be present.

                         ARTICLE III

                          DIRECTORS

     Section 1. General Powers. The business of the corporation shall be managed by its Board of Directors, which may exercise all powers of the corporation, except such as are by statute, or the Articles of Incorporation, or by these By-laws conferred upon or reserved to the stockholders.

     Section 2. Number and Term of Office. The number of directors which shall constitute the whole Board shall be determined from time to time by the Board of Directors, but shall not be fewer than three. Each director elected shall hold office until his successor is elected and qualified. Directors need not be stockholders.

     Section 3.  Elections.  The Directors shall all  be  of
one  class   and   shall   serve  until   their   respective
successors are elected and qualified.

     Section 4.  Place of Meeting.  Meetings of  the   Board
of Directors, regular or special, may be held at any place in or out of the State of Maryland as the Board may from time to time determine.

     Section 5. Quorum. At all meetings of the Board of Directors a majority of the entire Board of Directors shall constitute a quorum for the transaction of business and the action of a majority of the directors present at any meeting at which a quorum is present shall be the action of the Board of Directors unless the concurrence of a greater proportion is required for such action by the laws of the State of Maryland, these By-laws or the Articles of Incorporation or a different number is required by the Investment Company Act of 1940, as amended. If a quorum shall not be present at any meeting of directors, the directors present thereat may by a majority vote adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

     Section 6. First Meeting. The first meeting of each newly constituted Board of Directors shall be held as soon as practicable after the annual meeting of stockholders in each year, at such time and place as shall be specified in a notice given as hereinafter provided for meetings of the Board of Directors, or as shall be specified in a written waiver signed by all of the directors.

     Section 7.  Regular Meetings.  Regular meetings of  the
Board of Directors may be held without notice at such time and place as shall from time to time be determined by the Board of Directors.

     Section 8. Special Meetings. Special meetings of the Board of Directors may be called by the president on one day's notice to each director; special meetings shall be called by the president or secretary in like manner and on like notice on the written request of two directors.

     Section 9. Telephonic Meetings. Regular or special meetings, except for meetings to approve an investment advisory agreement or a distribution plan, of the Board of Directors or any committee thereof, may be held by means of a conference telephone or similar communications equipment so that all persons participating in the meeting can hear each other at the same time. Participation in a meeting by these means constitutes presence in person at the meeting.

     Section  10.   Informal Actions.  Any  action,   except
approval of an investment advisory agreement, or a distribution plan, required or permitted to be taken at any meeting of the Board of Directors or any committee thereof may be taken without a meeting, if written consent to such action is signed in one or more counterparts by all members of the Board or of such committee, as the case may be, and such written consent is filed with the minutes of proceedings of the Board or committee.

     Section 11. Committees. The Board of Directors may by resolution passed by a majority of the whole Board appoint from among its members an executive committee and other committees composed of two or more directors, and may delegate to such committees, in the intervals between meetings of the Board of Directors, any or all of the power of the Board of Directors in the management of the business and affairs of the corporation, except the power to declare dividends, to issue stock or to recommend to stockholders any action requiring stockholders' approval. In the absence of any member of such committee, the members thereof present at any meeting, whether or not they constitute a quorum, may appoint a member of the Board of Directors to act in the place of such absent member.

     Section 12. Action of Committees. The committees shall keep minutes of their proceedings and shall report the same to the Board of Directors at the meeting next succeeding, and any action by committees shall be subject to revision and alteration by the Board of Directors, provided that no rights of third persons shall be affected by any such revision or alteration.

     Section 13. Compensation. Any director, whether or not he is a salaried officer or employee of the corporation, may be compensated for his services as a director or as a member of a committee of directors, or as chairman of the Board or chairman of a committee by fixed or periodic payments or by fees for attendance at meetings or by both, and in addition may be reimbursed for transportation and other expenses, all in such manner and amounts as the Board of Directors may from time to time determine.

     Section   14.   Removal.   The  stockholders  of   this
corporation may remove any director with or without cause by
the   affirmative  vote  of  a majority  of  all  the  votes
entitled to be cast for the election of directors.

                         ARTICLE IV

                           NOTICES

     Section 1. Form. Notices to stockholders shall be in writing and delivered personally or mailed to the stockholders at their addresses appearing on the books of the corporation. Notice by mail shall be deemed to be given at the time when the same shall be mailed. Notice to directors need not state the purpose of a regular or special meeting.

     Section 2. Waiver. Whenever any notice of the time, place or purpose of any meeting of stockholders, directors or committee is required to be given under the provisions of Maryland law or under the provisions of the Articles of Incorporation or these By-laws, a waiver thereof in writing, signed by the person or persons entitled to such notice and filed with the records of the meeting, whether before or after the holding thereof, or actual attendance at the meeting of stockholders in person or by proxy, or at the meeting of directors or committee in person, shall be deemed equivalent to the giving of such notice to such persons.

                          ARTICLE V

                          OFFICERS

     Section 1. Officers of the Corporation. The officers of the corporation shall be elected by the Board of Directors and shall include a president, who shall be a director, a secretary and a treasurer. The Board of Directors may, from time to time, elect or appoint a controller, one or more vice-presidents, assistant secretaries and assistant treasurers. The president shall preside at meetings of the Board of Directors, unless the Board of Directors, at its discretion, elects a chairman of the Board to preside at such meetings. In addition, such chairman shall perform and execute such executive and administrative duties and have such powers as the Board of Directors may from time to time prescribe. Two or more offices may be held by the same person but no officer shall execute, acknowledge or verify any instrument in more than one capacity, if such instrument is required by law, the Articles of Incorporation or these By-laws to be executed, acknowledged or verified by two or more officers.

     Section 2. Election. The Board of Directors at its first meeting after each annual meeting of stockholders shall choose a president, a secretary and a treasurer.

     Section 3. Compensation. The salaries or other compensation of all officers and agents of the corporation paid directly by the corporation shall be fixed by the Board of Directors, except that the Board of Directors may delegate to any person or group of persons the power to fix such salaries or other compensation.

     Section 4. Tenure. The officers of the corporation shall serve for one year and until the successors are chosen and qualify. Any officer or agent may be removed by the affirmative vote of a majority of the Board of Directors whenever, in its judgment, the best interests of the corporation will be served thereby. Any vacancy occurring in any office of the corporation by death, resignation, removal or otherwise shall be filled by the Board of Directors.

     Section 5. President. The president, unless the chairman has been so designated, shall be the chief executive officer of the corporation. He shall preside at all meetings of the stockholders and directors and shall see that all orders and resolutions of the Board are carried into effect. The president shall also be the chief administrative officer of the corporation and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

     Section 6. Vice-Presidents. The vice-presidents, in the order of their seniority, shall in the absence or disability of the president, perform the duties and exercise the powers of the president and shall perform such other duties as the Board of Directors may from time to time prescribe.

     Section 7. Secretary. The secretary shall attend all meetings of the Board of Directors and all meetings of the stockholders and record all the proceedings thereof and shall perform like duties for any committee when required. In the absence of the secretary or an assistant secretary, proceedings of such meetings shall be recorded by a person selected by the chairman of the meeting. He shall give, or cause to be given, notice of meetings of the stockholders and of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or president, under whose supervision he shall be. He shall keep in safe custody the seal of the corporation and, when authorized by the Board of Directors, affix and attest the same to any instrument requiring it. The Board of Directors may give general authority to any other officer to affix the seal of the corporation and to attest the same by affixing his signature.

     Section 8. Assistant Secretaries. The assistant secretaries, in order of their seniority, shall in the absence or disability of the secretary, perform the duties and exercise the powers of the secretary and shall perform such other duties as the Board of Directors shall prescribe.

     Section 9. Treasurer. The treasurer, unless another officer has been so designated, shall be the chief financial officer of the corporation. He shall be responsible for the maintenance of its accounting records and shall render to the Board of Directors, at its regular meetings, or when the Board of Directors so requires, an account of all the corporation's financial transactions and a report of the financial condition of the corporation.

     Section 10. Controller. The controller shall be under the direct supervision of the treasurer. He shall maintain adequate records of all assets, liabilities and transactions of the corporation, establish and maintain internal accounting control and, in cooperation with the independent public accountants selected by the Board of Directors, shall supervise internal auditing. He shall have such further powers and duties as may be conferred upon him from time to time by the president or the Board of Directors.

     Section 11. Assistant Treasurers. The assistant treasurers, in the order of their seniority, shall in the absence or disability of the treasurer, perform the duties and exercise the powers of the treasurer and shall perform such other duties as the president or the Board of Directors may from time to time prescribe.

     Section 12. Other Officers. The Board of Directors from time to time may appoint such other officers and agents as it shall deem advisable, who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors. The Board of Directors from time to time may delegate to one or more officers or agents the power to appoint any such subordinate officers or agents, except assistant treasurers and to prescribe the respective rights, terms of office, authorities and duties.

                         ARTICLE VI

                       NET ASSET VALUE

The net asset value per share of stock of the corporation shall be determined at least once each day at the close of business on the New York Stock Exchange on each day the New York Stock Exchange is open for trading. Net asset value shall be calculated by adding the value of all securities and other assets of the Fund, deducting its liabilities and dividing by the number of shares outstanding.

                         ARTICLE VII

                   INVESTMENT RESTRICTIONS

     The   following   investment  restriction   cannot   be
changed  without   the  consent  of   the   holders   of   a
majority  of  the corporation's outstanding shares of stock;
the corporation shall not:

(1) purchase the securities of any one issuer, except the United States government, if immediately after and as a result of such purchase (a) the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the value of the Fund's total assets, or (b) the Fund owns more than 10% of the outstanding voting securities, or any other class of securities, of such issuer; (2) engage in the purchase or sale of real estate or commodities; (3) underwrite the securities of other issuers; (4) make loans to any of its officers, directors, or employees, or to its manager, or general distributor, or officers or directors thereof; (5) make any loan (the purchase of a security subject to a repurchase agreement or the purchase of a portion of an issue of publicly distributed debt securities is not considered the making of a loan); (6) invest in companies for the purpose of exercising control of management; (7) purchase securities on margin, or sell securities short; (8) purchase shares of other investment companies except in the open market at ordinary broker's commission or pursuant to a plan of merger or consolidation;
(9) invest in the aggregate more than 5% of the value of its gross assets in the securities of issuers (other than federal, state, territorial, or local governments, or corporations, or authorities established thereby), which, including predecessors, have not had at least three years' continuous operations; (10) except for transactions in its shares or other securities through brokerage practices which are considered normal and generally accepted under the circumstances existing at the time, enter into dealings with its officers or directors, its manager or underwriter, or their officers or directors, or any organization in which such persons have a financial interest; (11) purchase or retain securities of any company in which any Fund officers or directors, or Fund manager, its partner, officer, or director beneficially own more than 1/2 of 1% of said company's securities, if all such persons owning more than 1/2 of 1% of such company's securities, own in the aggregate more than 5% of the outstanding securities of such company;
(12) borrow or pledge its credit under normal circumstances, except up to 10% of its gross assets (computed at the lower of fair market value or cost) for temporary or emergency purposes, and not for the purpose of leveraging its investments, and provided further that any borrowing in excess of 5% of the total assets of the Fund shall have asset coverage of at least 3 to 1 (the Fund has never borrowed against its assets and does not intend to do so);
(13) make itself or its assets liable for the indebtedness of others; or (14) invest in securities which are assessable or involve unlimited liability.

                        ARTICLE VIII

                     OTHER RESTRICTIONS

     Section 1. Dealings. The officers and directors of the corporation and its investment adviser shall have no dealings for or on behalf of the corporation with themselves as principal or agent, or with any corporation, partnership, trust, joint venture or association in which they have a financial interest, provided that this section shall not prevent:

     (A) Officers or directors of the corporation from having a financial interest in the corporation, in any sponsor, manager, investment adviser or promoter of the corporation, or in any underwriter or securities issued by the corporation.

     (B) The purchase of securities for the portfolio of the corporation, or sale of securities owned by the corporation through a security dealer, one or more of whose partners, officers, directors or security holders is an officer or director of the corporation, provided such transactions are handled in a brokerage capacity only, and provided commissions charged do not exceed customary brokerage charges for such services.

     (C) The employment of any legal counsel, registrar, transfer agent, dividend disbursing agent or custodian having a partner, officer, director or security holder who is an officer or director of the corporation; provided only customary fees are charged for services rendered to or for the benefit of the corporation.

     (D) The purchase for the portfolio of the corporation of securities issued by an issuer having an officer, director or security holder who is an officer or director of the corporation or of any manager of the corporation, unless the retention of such securities in the portfolio of the corporation would otherwise be a violation of these By-laws or the Articles of Incorporation of the corporation.

                         ARTICLE IX

                            STOCK

     Section 1. Certificates. Each stockholder shall be entitled to a certificate or certificates which shall certify the number of shares owned by him in the
corporation.   Each  certificate  shall  be  signed  by  the
president or a vice-president and countersigned by the secretary or an assistant secretary or the treasurer or an assistant treasurer and shall be sealed with the corporate seal.

     Section 2. Signature. When a certificate is signed by a transfer agent or an assistant transfer agent or by a transfer clerk acting on behalf of the corporation and a registrar, the signature of any such president, vice-president, treasurer, assistant treasurer, secretary or assistant secretary may be facsimile. In case any officer who has signed any certificate ceases to be an officer of the corporation before the certificate is issued, the certificate may nevertheless be issued by the corporation with the same effect as if the officer had not ceased to be such officer as of the date of its issue.

     Section 3. Recording and Transfer Without Certificates. Notwithstanding the foregoing provisions of this  article,  the corporation  shall have  full  power  to
participate  in  any  program  approved  by  the  Board   of
Directors providing for the recording and transfer of ownership of shares of the corporation's stock by
electronic   or   other  means  without  the   issuance   of
certificates.

     Section 4. Lost Certificates. The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been stolen, lost or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be stolen, lost or destroyed, or upon other satisfactory evidence of such loss or destruction. When authorizing such issuance of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such stolen, lost or destroyed certificate or certificates, or his legal representative to advertise the same in such manner as it shall require and to give the corporation a bond with sufficient surety, to the corporation to indemnify it against any loss or claim that may be made by reason of the issuance of a new certificate.

     Section 5. Registered Stockholders. The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except, as otherwise provided by the laws of Maryland.

     Section  6.   Transfer  Agents  and  Registrars.    The
corporation may act as its own transfer agent and/or registrar, or it may delegate those duties to others. The Board of Directors may from time to time, appoint or remove transfer agents and/or registrars of stock of the corporation, and it may appoint the same person as both transfer agent and registrar. Upon any such appointment being made all certificates representing shares of stock thereafter issued shall be countersigned by one of such transfer agents or by one of such registrars or by both and shall not be valid unless so countersigned. If the same person shall be both transfer agent and registrar, only countersignature by such person shall be required.

     Section 7. Stock Ledger. The corporation shall maintain an original stock ledger containing the names and addresses of all stockholders and the number and class of shares held by each stockholder. Such stock ledger may be in written form or any other form capable of being converted into written form within a reasonable time for visual inspection.

     Section 8. Transfers of Stock. The corporation shall transfer or otherwise change the registration of its issued and outstanding shares in its stock ledger upon receipt of an authorization in a form proper and acceptable to it or its duly appointed agent. To the extent such shares are evidenced by a certificate or certificates, the surrender of such certificate properly endorsed shall be required where necessary. Upon receipt of the transfer instructions in proper order by the corporation, the corporation shall change its stock ledger records accordingly and record the transaction upon its books.

                          ARTICLE X

                     GENERAL PROVISIONS

     Section 1. Dividends. With respect to dividends (including "dividends" designated as "short" or "long" term "capital gains" distributions to satisfy requirements of the Investment Company Act of 1940, as amended, or the Internal Revenue Code of 1954, as amended from time to time):

     (A) Such dividends, at the election of the stockholders, may be automatically reinvested in additional shares (or fractions thereof) of the corporation at the "net asset value" determined on the reinvestment date fixed by the Board of Directors.

     (B) The Board of Directors in declaring any dividend, may fix a record date not earlier than the date of declaration  or  more  than 40 days prior  to  the  date  of payment, as of which the stockholders entitled to receive such dividend shall be determined, notwithstanding any transfer or the repurchase or issue (or sale) of any shares after such record date.

     (C) Dividends or distributions on shares of stock whether payable in stock or cash, shall be paid out of earnings, surplus or other lawfully available assets; provided that no dividend payment, or distribution in the nature of a dividend payment, may be made wholly or partly from any source other than accumulated, undistributed net income, determined in accordance with good accounting practice, and not including profits or losses realized in the sale of securities or other properties, unless such payment is accompanied by a written statement clearly indicating what portion of such payment per share is made from the following sources:

          (i)   accumulated  or undistributed   net   income
     not  including   profits or losses  from  the  sale  of
     securities or other properties;

          (ii) accumulated undistributed net profits from the sale of securities or other properties;

          (iii)       net   profits  from  the    sale    of
     securities or other properties during the then current fiscal year; and

          (iv) paid-in surplus or other capital source.

     (D) In declaring dividends and in recognition that the one goal of the corporation is to qualify as a "regulated investment company" under the Internal Revenue Code of 1954, as amended, the Board of Directors shall be entitled to rely upon estimates made in the last two months of the fiscal year as to the amounts of distribution necessary for this purpose; and the Board of Directors, acting consistently with good accounting practice and with the express provisions of these By-laws, may credit receipts and charge payments to income or otherwise, as it may seem proper.

     (E) Any dividends declared, except as aforesaid, shall be deemed liquidating dividends and the stockholders shall be so informed to whatever extent may be required by law. A notice that dividends have been paid from paid-in surplus, or a notice that dividends have been paid from paid-in capital, shall be deemed to be a sufficient notice that the same constitutes liquidating dividends.

     (F) Anything in these By-laws to the contrary notwithstanding, the Board of Directors may at any time declare and distribute pro rata among the stockholders of a record date fixed as above, a "stock dividend" out of either authorized but unissued, or treasury shares of the corporation, or both.

     Section 2. Rights in Securities. The Board of Directors, on behalf of the corporation, shall have the
authority   to   exercise  all  of  the  rights    of    the
corporation as owners of any securities which might be exercised by any individual owning such securities in his own right; including but not limited to, the rights to vote by proxy for any and all purposes (including the right to authorize any officer of the manager to execute proxies), to consent to the reorganization, merger or consolidation of any company or to consent to the sale, lease or mortgage of all or substantially all of the property and assets of any company; and to exchange any of the shares of stock of any company for shares of stock issued therefor upon any such reorganization, merger, consolidation, sale, lease or mortgage.

     Section 3. Custodianship. Securities owned by the corporation and cash representing (A) the proceeds from sales of securities owned by the corporation and of shares issued by the corporation, (B) payments of principal upon securities owned by the corporation, or (C) capital distributions in respect of securities owned by the corporation shall be held by one or more custodians, as permitted by the Investment Company Act of 1940, as amended, to be selected by the Board of Directors. Each bank and/or trust company selected as a custodian shall be organized and existing under a state banking and/or trust company law, or shall be a national banking association incorporated under the laws of the United States of America and qualified to act as a trust company, and shall have an aggregate capital, surplus and undivided profits of not less than $2,000,000. Each custodian shall enter into an agreement with the corporation to serve as a custodian of such securities and cash on terms consistent with the provisions of these By-laws. From the time any such trust company, banking association or other permissible entity becomes a custodian of such securities and cash, it shall:

     (A) Deliver securities owned by the corporation, only upon sale of such securities for the account of the corporation and receipt of payment therefor by the custodian, or when such securities may be called, redeemed, retired or otherwise become payable, provided that this provision shall not prevent:

          (i) Delivery of securities for examination to the broker selling the same, in accordance with the "street delivery" custom, whereby such securities are delivered to such broker in exchange for a delivery receipt exchanged on the same day for an uncertified check of such broker to be presented on the same day for certification.

          (ii) Delivery of securities of an issuer in exchange for or for conversion into, other securities alone, or cash and other securities, pursuant to any plan or merger, consolidation, reorganization, recapitalization or readjustment of the securities of such issuer or for deposit with a reorganization committee or protective committee, pursuant to a deposit agreement.

          (iii)      The  conversion  by  the  custodian  of
     securities  owned  by  the  corporation,  pursuant   to
     the   provisions   of   such  securities   into   other
     securities.

          (iv) The surrender by the custodian of warrants, rights or similar securities owned by the corporation in the exercise of such warrants, rights or similar securities, or the surrender of interim receipts or temporary securities for definitive securities.

          (v)   The  delivery of securities  as   collateral
     on borrowing affected by the corporation, subject to the limitations of Article VII of these By-laws.

          (vi)  The   delivery of securities  owned  by  the
     corporation,  as  a  complete  or  partial   redemption
     in  kind  of securities issued by the corporation.

     (B) Deliver funds on the corporation only upon the purchase of securities for the portfolio of the corporation, and the delivery of such securities to the custodian; provided always, that such limitation shall not prevent the release of funds by the custodian for redemption of shares issued by the corporation, for payment of interest, dividend disbursements, taxes, management fees, custodian fees, other operating expenses properly authorized by an officer or officers as required by the custodian agreement, payments in connection with conversion, exchange or surrender of securities owned by the corporation (as set forth in Subsection A of this Section) and for organizational and such other obligations as approved by the Board of Directors certified in writing.

     (C) Upon the resignation or inability of a custodian to serve as custodian of the assets of the corporation, the corporation shall use its best efforts to obtain a successor custodian, to require that the cash and securities owned by the corporation be delivered directly to such successor custodian and, in the event that no such successor can be found, to submit to the stockholders -- before permitting delivery of the cash and securities owned by the corporation to anyone other than a successor custodian -- the question of whether the corporation shall be liquidated or shall function without such custodian.

     (D)   Nothing  hereinbefore contained   shall   prevent
any such custodian from delivering assets of the corporation
to  a  successor    custodian  having   the   qualifications
hereinabove prescribed.

     (E) No directors, officers, employees or agents of the corporation shall be authorized or permitted to withdraw any assets held by the custodian, except as permitted in this Article X and in the Custodian Agreement. Directions, notices or instructions to the custodian, with respect to delivery of securities, payment of cash or otherwise, shall be given by such officer or officers and/or such person or persons, and in such manner, as the Board of Directors may from time to time designate.

     Section 4. Reports. The corporation shall transmit to the stockholders, at least semiannually, a report of the operations of the corporation based at least annually upon an audit by independent public accountants. Said report shall clearly set forth the information customarily furnished in a balance sheet and profit and loss statement, and in addition, shall clearly set forth a statement of all amounts paid directly to securities dealers, legal counsel, transfer agents, disbursing agents, registrars, custodians or trustees, where such payments are made to a firm, corporation, bank or trust company having an officer, director or partner who is also an officer or director of this corporation. A copy or copies, of all reports submitted to the stockholders of this corporation shall also be sent, as required to the regulatory agencies of the United States of America and the states in which the securities of this corporation are registered and sold.

     Section  5.   Bonding of Officers and  Employees.   All
officers and employees of the corporation shall be bonded to such extent, and in such manner, as may be required by law.

     Section 6. Seal. The corporate seal shall have inscribed thereon the name of the corporation, the year of its organization and the words "Corporate Seal, Maryland." The seal may be used by causing it or a facsimile thereof to be impressed or affixed or otherwise reproduced.

                         ARTICLE XI

                         AMENDMENTS

These By-laws may be altered, amended, repealed or restated at any regular or special meeting of the Board of Directors, provided that the provisions of Article VII may not be altered, amended, repealed or restated without the consent of a majority of the holders of the corporation's outstanding common stock (as defined in the Investment Company Act of 1940, as amended, and the corporation's Articles of Incorporation) and provided further that the right of the Board of Directors to alter, amend, repeal or restate and the procedures therefor meet the requirements of the Investment Company Act of 1940, as amended, if any.

EX99.23(b)(2)

                AMENDED AND RESTATED BY-LAWS
                   AS OF NOVEMBER 30, 1996

                             OF

            D. L. BABSON MONEY MARKET FUND, INC.


                          ARTICLE I

                   FISCAL YEAR AND OFFICES

     Section  1.  Fiscal Year.  Unless  otherwise   provided
by resolution of the Board of Directors, the fiscal year of the corporation shall begin on the first day of July and end on the last day of June.

     Section  2.  Registered Office.  The registered  office
of the corporation  in Maryland shall be C/O the CORPORATION
TRUST,   INCORPORATED, 32 South Street, Baltimore, Maryland,
21202.

     Section 3. Other Offices. The corporation shall have a place of business in the State of Missouri, and the corporation shall have the power to open additional offices for the conduct of its business, either within or outside the states of Maryland and Missouri, at such places as the Board of Directors may from time to time designate.

                         ARTICLE II

                  MEETINGS OF STOCKHOLDERS

     Section 1. Place of Meeting. Meetings of the stockholders for the election of directors shall be held in such place as the Board of Directors may by resolution establish. In the absence of any specific resolution, annual meetings of stockholders shall be held at the corporation's principal office in the State of Missouri. Meetings of stockholders for any other purpose may be held at such place and time as shall be stated in the notice of the meeting, or in a duly executed waiver of notice thereof.

     Section 2. Annual Meetings. The annual meetings of stockholders, if held, shall be held at such time during the month of September as may be fixed by the Board of Directors by resolution each year. At any annual meeting, the stockholders shall elect a Board of Directors and transact any other business which may properly be brought before the meeting. No annual meeting of stockholders shall be required in any year in which the only business to be transacted at such meeting does not require action by stockholders on any one or more of the following:

     (1)  the election of directors;

     (2)  approval of the investment advisory agreement;

     (3) ratification of the selection of independent public accountants;

     (4)  approval of a distribution agreement.

     Section  3.   Special Meetings.  At  any  time  in  the
interval between annual meetings, special meetings of the stockholders may be called by the president or by a majority of the Board of Directors and shall be called by the president or secretary upon written request of the holders of shares entitled to cast not less than ten percent of all the votes entitled to be cast at such meeting.

     Section 4. Notice. Not less than ten nor more than ninety days before the date of every annual or special stockholders' meeting, the secretary shall give to each stockholder entitled to vote at such meeting written notice stating the time and place of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.

     Section 5. Record Date for Meetings. The Board of Directors may fix in advance a date not more than ninety days, nor less than ten days, prior to the date of any annual or special meeting of the stockholders as a record date for the determination of the stockholders entitled to receive notice of, and to vote at any meeting and any adjournment thereof; and in such case such stockholders and only such stockholders as shall be stockholders of record on the date so fixed shall be entitled to receive notice of and to vote only such shares held and outstanding on such record date that continue to be held and outstanding at the time of voting.

     Section 6. Quorum. At any meeting of stockholders, the presence in person or by proxy of the holders of a majority of the aggregate shares of stock at the time outstanding shall constitute a quorum. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented any business may be transacted which might have been transacted at the meeting originally notified.

     Section 7. Majority. The vote of the holders of a majority of the stock having voting power, as measured by the applicable quorum requirements set forth in Section 6, present in person or represented by proxy, at a meeting duly called and at which a quorum is present, shall be sufficient to take or authorize action upon any matter which may properly come before the meeting, unless otherwise required by the Investment Company Act of 1940, as amended.

     Section 8. Voting. Each stockholder shall have one vote for each full share and a fractional vote for each fractional share of stock having voting power held by such stockholder on each matter submitted to a vote at a meeting of stockholders. A stockholder may cast his vote in person or by proxy, but no proxy shall be valid after eleven months from its date, unless otherwise provided in the proxy. At all meetings of stockholders, unless the voting is conducted by inspectors, all questions relating to the qualification of voters and the validity of proxies and the acceptance or rejection of votes shall be decided by the chairman of the meeting.

     Section 9. Inspectors. At any election of directors, the Board of Directors prior thereto may, or, if they have not so acted, the chairman of the meeting may, and upon the request of the holders of ten percent (10%) of the shares entitled to vote at such election shall, appoint two inspectors of election who shall first subscribe an oath of affirmation to execute faithfully the duties of inspectors at such election with strict impartiality and according to the best of their ability, and shall after the election make a certificate of the result of the vote taken. No candidate for the office of director shall be appointed such inspector. The chairman of the meeting may cause a vote by ballot to be taken upon any election or matter, and such vote shall be taken upon the request of the holders of ten percent (10%) of the stock entitled to vote on such election or matter.

     Section 10. Stockholder List. The officer who has charge of the stock ledger of the corporation shall, at least ten days before every election of directors, prepare and make a complete list of the stockholders entitled to vote at said election, arranged in alphabetical order, showing the address and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, during ordinary business hours, for a period of at least ten days prior to the election, either at a place within the city, town or village where the election is to be held and which place shall be specified in the notice of meeting, or if not specified, at the place where said meeting is to be held, and the list shall be produced and kept at the time and place of election during the whole time thereof, and subject to the inspection of any stockholder who may be present.

                         ARTICLE III

                          DIRECTORS

     Section 1. General Powers. The business of the corporation shall be managed by its Board of Directors, which may exercise all powers of the corporation, except such as are by statute, or the Articles of Incorporation, or by these By-laws conferred upon or reserved to the stockholders.

     Section 2. Number and Term of Office. The number of directors which shall constitute the whole Board shall be determined from time to time by the Board of Directors, but shall not be fewer than three. Each director elected shall hold office until his successor is elected and qualified. Directors need not be stockholders.

     Section 3.  Elections.  The Directors shall all  be  of
one  class   and   shall   serve  until   their   respective
successors are elected and qualified.

     Section 4.  Place of Meeting.  Meetings of  the   Board
of Directors, regular or special, may be held at any place in or out of the State of Maryland as the Board may from time to time determine.

     Section 5. Quorum. At all meetings of the Board of Directors a majority of the entire Board of Directors shall constitute a quorum for the transaction of business and the action of a majority of the directors present at any meeting at which a quorum is present shall be the action of the Board of Directors unless the concurrence of a greater proportion is required for such action by the laws of the State of Maryland, these By-laws or the Articles of Incorporation or a different number is required by the Investment Company Act of 1940, as amended. If a quorum shall not be present at any meeting of directors, the directors present thereat may by a majority vote adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

     Section 6. First Meeting. The first meeting of each newly constituted Board of Directors shall be held as soon as practicable after the annual meeting of stockholders in each year, at such time and place as shall be specified in a notice given as hereinafter provided for meetings of the Board of Directors, or as shall be specified in a written waiver signed by all of the directors.

     Section 7.  Regular Meetings.  Regular meetings of  the
Board of Directors may be held without notice at such time and place as shall from time to time be determined by the Board of Directors.

     Section 8. Special Meetings. Special meetings of the Board of Directors may be called by the president on one day's notice to each director; special meetings shall be called by the president or secretary in like manner and on like notice on the written request of two directors.

     Section 9. Telephonic Meetings. Regular or special meetings, except for meetings to approve an investment advisory agreement or a distribution plan, of the Board of Directors or any committee thereof, may be held by means of a conference telephone or similar communications equipment so that all persons participating in the meeting can hear each other at the same time. Participation in a meeting by these means constitutes presence in person at the meeting.

     Section  10.   Informal Actions.  Any  action,   except
approval of an investment advisory agreement, or a distribution plan, required or permitted to be taken at any meeting of the Board of Directors or any committee thereof may be taken without a meeting, if written consent to such action is signed in one or more counterparts by all members of the Board or of such committee, as the case may be, and such written consent is filed with the minutes of proceedings of the Board or committee.

     Section 11. Committees. The Board of Directors may by resolution passed by a majority of the whole Board appoint from among its members an executive committee and other committees composed of two or more directors, and may delegate to such committees, in the intervals between meetings of the Board of Directors, any or all of the power of the Board of Directors in the management of the business and affairs of the corporation, except the power to declare dividends, to issue stock or to recommend to stockholders any action requiring stockholders' approval. In the absence of any member of such committee, the members thereof present at any meeting, whether or not they constitute a quorum, may appoint a member of the Board of Directors to act in the place of such absent member.

     Section 12. Action of Committees. The committees shall keep minutes of their proceedings and shall report the same to the Board of Directors at the meeting next succeeding, and any action by committees shall be subject to revision and alteration by the Board of Directors, provided that no rights of third persons shall be affected by any such revision or alteration.

     Section 13. Compensation. Any director, whether or not he is a salaried officer or employee of the corporation, may be compensated for his services as a director or as a member of a committee of directors, or as chairman of the Board or chairman of a committee by fixed or periodic payments or by fees for attendance at meetings or by both, and in addition may be reimbursed for transportation and other expenses, all in such manner and amounts as the Board of Directors may from time to time determine.

     Section   14.   Removal.   The  stockholders  of   this
corporation may remove any director with or without cause by
the   affirmative  vote  of  a majority  of  all  the  votes
entitled to be cast for the election of directors.

                         ARTICLE IV

                           NOTICES

     Section 1. Form. Notices to stockholders shall be in writing and delivered personally or mailed to the stockholders at their addresses appearing on the books of the corporation. Notice by mail shall be deemed to be given at the time when the same shall be mailed. Notice to directors need not state the purpose of a regular or special meeting.

     Section 2. Waiver. Whenever any notice of the time, place or purpose of any meeting of stockholders, directors or committee is required to be given under the provisions of Maryland law or under the provisions of the Articles of Incorporation or these By-laws, a waiver thereof in writing, signed by the person or persons entitled to such notice and filed with the records of the meeting, whether before or after the holding thereof, or actual attendance at the meeting of stockholders in person or by proxy, or at the meeting of directors or committee in person, shall be deemed equivalent to the giving of such notice to such persons.

                          ARTICLE V

                          OFFICERS

     Section 1. Officers of the Corporation. The officers of the corporation shall be elected by the Board of Directors and shall include a president, who shall be a director, a secretary and a treasurer. The Board of Directors may, from time to time, elect or appoint a controller, one or more vice-presidents, assistant secretaries and assistant treasurers. The president shall preside at meetings of the Board of Directors, unless the Board of Directors, at its discretion, elects a chairman of the Board to preside at such meetings. In addition, such chairman shall perform and execute such executive and administrative duties and have such powers as the Board of Directors may from time to time prescribe. Two or more offices may be held by the same person but no officer shall execute, acknowledge or verify any instrument in more than one capacity, if such instrument is required by law, the Articles of Incorporation or these By-laws to be executed, acknowledged or verified by two or more officers.

     Section 2. Election. The Board of Directors at its first meeting after each annual meeting of stockholders shall choose a president, a secretary and a treasurer.

     Section 3. Compensation. The salaries or other compensation of all officers and agents of the corporation paid directly by the corporation shall be fixed by the Board of Directors, except that the Board of Directors may delegate to any person or group of persons the power to fix such salaries or other compensation.

     Section 4. Tenure. The officers of the corporation shall serve for one year and until the successors are chosen and qualify. Any officer or agent may be removed by the affirmative vote of a majority of the Board of Directors whenever, in its judgment, the best interests of the corporation will be served thereby. Any vacancy occurring in any office of the corporation by death, resignation, removal or otherwise shall be filled by the Board of Directors.

     Section 5. President. The president, unless the chairman has been so designated, shall be the chief executive officer of the corporation. He shall preside at all meetings of the stockholders and directors and shall see that all orders and resolutions of the Board are carried into effect. The president shall also be the chief administrative officer of the corporation and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

     Section 6. Vice-Presidents. The vice-presidents, in the order of their seniority, shall in the absence or disability of the president, perform the duties and exercise the powers of the president and shall perform such other duties as the Board of Directors may from time to time prescribe.

     Section 7. Secretary. The secretary shall attend all meetings of the Board of Directors and all meetings of the stockholders and record all the proceedings thereof and shall perform like duties for any committee when required. In the absence of the secretary or an assistant secretary, proceedings of such meetings shall be recorded by a person selected by the chairman of the meeting. He shall give, or cause to be given, notice of meetings of the stockholders and of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or president, under whose supervision he shall be. He shall keep in safe custody the seal of the corporation and, when authorized by the Board of Directors, affix and attest the same to any instrument requiring it. The Board of Directors may give general authority to any other officer to affix the seal of the corporation and to attest the same by affixing his signature.

     Section 8. Assistant Secretaries. The assistant secretaries, in order of their seniority, shall in the absence or disability of the secretary, perform the duties and exercise the powers of the secretary and shall perform such other duties as the Board of Directors shall prescribe.

     Section 9. Treasurer. The treasurer, unless another officer has been so designated, shall be the chief financial officer of the corporation. He shall be responsible for the maintenance of its accounting records and shall render to the Board of Directors, at its regular meetings, or when the Board of Directors so requires, an account of all the corporation's financial transactions and a report of the financial condition of the corporation.

     Section 10. Controller. The controller shall be under the direct supervision of the treasurer. He shall maintain adequate records of all assets, liabilities and transactions of the corporation, establish and maintain internal accounting control and, in cooperation with the independent public accountants selected by the Board of Directors, shall supervise internal auditing. He shall have such further powers and duties as may be conferred upon him from time to time by the president or the Board of Directors.

     Section 11. Assistant Treasurers. The assistant treasurers, in the order of their seniority, shall in the absence or disability of the treasurer, perform the duties and exercise the powers of the treasurer and shall perform such other duties as the president or the Board of Directors may from time to time prescribe.

     Section 12. Other Officers. The Board of Directors from time to time may appoint such other officers and agents as it shall deem advisable, who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors. The Board of Directors from time to time may delegate to one or more officers or agents the power to appoint any such subordinate officers or agents, except assistant treasurers and to prescribe the respective rights, terms of office, authorities and duties.

                         ARTICLE VI

                       NET ASSET VALUE

The net asset value per share of stock of the corporation shall be determined at least once each day at the close of business on the New York Stock Exchange on each day the New York Stock Exchange is open for trading. Net asset value shall be calculated by adding the value of all securities and other assets of the Fund, deducting its liabilities and dividing by the number of shares outstanding.

                         ARTICLE VII

                   INVESTMENT RESTRICTIONS

     The   following   investment  restriction   cannot   be
changed  without   the  consent  of   the   holders   of   a
majority  of  the corporation's outstanding shares of stock;
the corporation shall not:

(1) invest in equity securities or securities convertible into equities; (2) purchase the securities of any issuer (other than obligations issued or guaranteed as to principal and interest by the government of the United States, its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets (taken at current value) would be invested in the securities of such issuer, or (b) the Fund would hold more than 10% of any class of securities of such issuer (for this purpose, all debts and obligations of an issuer maturing in less than one year are treated as a single class of securities); (3) borrow money in excess of 15% of its total assets taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes; the Fund will not borrow to increase income (leveraging) but only to facilitate redemption requests which might otherwise require untimely dispositions of Portfolio securities; the Fund will repay all borrowings before making additional investments, and interest paid on such borrowings will reduce net income; (4) mortgage, pledge or hypothecate its assets except in an amount up to 15% (10% as long as the Fund's shares are registered for sale in certain states) of the value of its total assets but only to secure borrowings for temporary or emergency purposes; (5) issue senior securities, as defined in the Investment Company Act of 1940, as amended; (6) underwrite securities issued by other persons; (7) purchase or sell real estate, but this shall not prevent investment in obligations secured by real estate; (8) make loans to other persons, except by the purchase of debt obligations which are permitted under its investment policy; (9) purchase securities on margin or sell short; (10) purchase or retain securities of an issuer if to the knowledge of the Fund's management those directors of the Fund, each of whom owns more than one-half of one percent (.5%) of such securities, together own more than five percent (5%) of the securities of such issuer; (11) purchase or sell commodities or commodity contracts; (12) write or invest in put, call, straddle or spread options or invest in interests in oil, gas or other mineral exploration or development programs; (13) invest in companies for the purpose of exercising control; (14) invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets;
(15) invest more than 5% of the value of its total assets at the time of investment in the securities of any issuer or issuers which have records of less than three years continuous operation, including the operation of any predecessor, but this limitation does not apply to securities issued or guaranteed as to interest and principal by the United States government or its agencies or instrumentalities; or (16) purchase any securities which would cause more than 25% of the value of a Portfolio's total net assets at the time of such purchase to be invested in any one industry; provided, however, the Prime Portfolio reserves freedom of action to invest up to 100% of its assets in certificates of deposit or bankers' acceptances of domestic branches of U.S. banks.

                        ARTICLE VIII

                     OTHER RESTRICTIONS

     Section 1. Dealings. The officers and directors of the corporation and its investment adviser shall have no dealings for or on behalf of the corporation with themselves as principal or agent, or with any corporation, partnership, trust, joint venture or association in which they have a financial interest, provided that this section shall not prevent:

     (A) Officers or directors of the corporation from having a financial interest in the corporation, in any sponsor, manager, investment adviser or promoter of the corporation, or in any underwriter or securities issued by the corporation.

     (B) The purchase of securities for the portfolio of the corporation, or sale of securities owned by the corporation through a security dealer, one or more of whose partners, officers, directors or security holders is an officer or director of the corporation, provided such transactions are handled in a brokerage capacity only, and provided commissions charged do not exceed customary brokerage charges for such services.

     (C) The employment of any legal counsel, registrar, transfer agent, dividend disbursing agent or custodian having a partner, officer, director or security holder who is an officer or director of the corporation; provided only customary fees are charged for services rendered to or for the benefit of the corporation.

     (D) The purchase for the portfolio of the corporation of securities issued by an issuer having an officer, director or security holder who is an officer or director of the corporation or of any manager of the corporation, unless the retention of such securities in the portfolio of the corporation would otherwise be a violation of these By-laws or the Articles of Incorporation of the corporation.

                         ARTICLE IX

                            STOCK

     Section 1. Certificates. Each stockholder shall be entitled to a certificate or certificates which shall certify the number of shares owned by him in the
corporation.   Each  certificate  shall  be  signed  by  the
president or a vice-president and countersigned by the secretary or an assistant secretary or the treasurer or an assistant treasurer and shall be sealed with the corporate seal.

     Section 2. Signature. When a certificate is signed by a transfer agent or an assistant transfer agent or by a transfer clerk acting on behalf of the corporation and a registrar, the signature of any such president, vice-president, treasurer, assistant treasurer, secretary or assistant secretary may be facsimile. In case any officer who has signed any certificate ceases to be an officer of the corporation before the certificate is issued, the certificate may nevertheless be issued by the corporation with the same effect as if the officer had not ceased to be such officer as of the date of its issue.

     Section 3. Recording and Transfer Without Certificates. Notwithstanding the foregoing provisions of this  article,  the corporation  shall have  full  power  to
participate  in  any  program  approved  by  the  Board   of
Directors providing for the recording and transfer of ownership of shares of the corporation's stock by
electronic   or   other  means  without  the   issuance   of
certificates.

     Section 4. Lost Certificates. The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been stolen, lost or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be stolen, lost or destroyed, or upon other satisfactory evidence of such loss or destruction. When authorizing such issuance of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such stolen, lost or destroyed certificate or certificates, or his legal representative to advertise the same in such manner as it shall require and to give the corporation a bond with sufficient surety, to the corporation to indemnify it against any loss or claim that may be made by reason of the issuance of a new certificate.

     Section 5. Registered Stockholders. The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except, as otherwise provided by the laws of Maryland.

     Section  6.   Transfer  Agents  and  Registrars.    The
corporation may act as its own transfer agent and/or registrar, or it may delegate those duties to others. The Board of Directors may from time to time, appoint or remove transfer agents and/or registrars of stock of the corporation, and it may appoint the same person as both transfer agent and registrar. Upon any such appointment being made all certificates representing shares of stock thereafter issued shall be countersigned by one of such transfer agents or by one of such registrars or by both and shall not be valid unless so countersigned. If the same person shall be both transfer agent and registrar, only countersignature by such person shall be required.

     Section 7. Stock Ledger. The corporation shall maintain an original stock ledger containing the names and addresses of all stockholders and the number and class of shares held by each stockholder. Such stock ledger may be in written form or any other form capable of being converted into written form within a reasonable time for visual inspection.

     Section 8. Transfers of Stock. The corporation shall transfer or otherwise change the registration of its issued and outstanding shares in its stock ledger upon receipt of an authorization in a form proper and acceptable to it or its duly appointed agent. To the extent such shares are evidenced by a certificate or certificates, the surrender of such certificate properly endorsed shall be required where necessary. Upon receipt of the transfer instructions in proper order by the corporation, the corporation shall change its stock ledger records accordingly and record the transaction upon its books.

                          ARTICLE X

                     GENERAL PROVISIONS

     Section 1. Dividends. With respect to dividends (including "dividends" designated as "short" or "long" term "capital gains" distributions to satisfy requirements of the Investment Company Act of 1940, as amended, or the Internal Revenue Code of 1954, as amended from time to time):

     (A) Such dividends, at the election of the stockholders, may be automatically reinvested in additional shares (or fractions thereof) of the corporation at the "net asset value" determined on the reinvestment date fixed by the Board of Directors.

     (B) The Board of Directors in declaring any dividend, may fix a record date not earlier than the date of declaration  or  more  than 40 days prior  to  the  date  of payment, as of which the stockholders entitled to receive such dividend shall be determined, notwithstanding any transfer or the repurchase or issue (or sale) of any shares after such record date.

     (C) Dividends or distributions on shares of stock whether payable in stock or cash, shall be paid out of earnings, surplus or other lawfully available assets; provided that no dividend payment, or distribution in the nature of a dividend payment, may be made wholly or partly from any source other than accumulated, undistributed net income, determined in accordance with good accounting practice, and not including profits or losses realized in the sale of securities or other properties, unless such payment is accompanied by a written statement clearly indicating what portion of such payment per share is made from the following sources:

          (i)   accumulated  or undistributed   net   income
     not  including   profits or losses  from  the  sale  of
     securities or other properties;

          (ii) accumulated undistributed net profits from the sale of securities or other properties;

          (iii)       net   profits  from  the    sale    of
     securities or other properties during the then current fiscal year; and

          (iv) paid-in surplus or other capital source.

     (D) In declaring dividends and in recognition that the one goal of the corporation is to qualify as a "regulated investment company" under the Internal Revenue Code of 1954, as amended, the Board of Directors shall be entitled to rely upon estimates made in the last two months of the fiscal year as to the amounts of distribution necessary for this purpose; and the Board of Directors, acting consistently with good accounting practice and with the express provisions of these By-laws, may credit receipts and charge payments to income or otherwise, as it may seem proper.

     (E) Any dividends declared, except as aforesaid, shall be deemed liquidating dividends and the stockholders shall be so informed to whatever extent may be required by law. A notice that dividends have been paid from paid-in surplus, or a notice that dividends have been paid from paid-in capital, shall be deemed to be a sufficient notice that the same constitutes liquidating dividends.

     (F) Anything in these By-laws to the contrary notwithstanding, the Board of Directors may at any time declare and distribute pro rata among the stockholders of a record date fixed as above, a "stock dividend" out of either authorized but unissued, or treasury shares of the corporation, or both.

     Section 2. Rights in Securities. The Board of Directors, on behalf of the corporation, shall have the
authority   to   exercise  all  of  the  rights    of    the
corporation as owners of any securities which might be exercised by any individual owning such securities in his own right; including but not limited to, the rights to vote by proxy for any and all purposes (including the right to authorize any officer of the manager to execute proxies), to consent to the reorganization, merger or consolidation of any company or to consent to the sale, lease or mortgage of all or substantially all of the property and assets of any company; and to exchange any of the shares of stock of any company for shares of stock issued therefor upon any such reorganization, merger, consolidation, sale, lease or mortgage.

     Section 3. Custodianship. Securities owned by the corporation and cash representing (A) the proceeds from sales of securities owned by the corporation and of shares issued by the corporation, (B) payments of principal upon securities owned by the corporation, or (C) capital distributions in respect of securities owned by the corporation shall be held by one or more custodians, as permitted by the Investment Company Act of 1940, as amended, to be selected by the Board of Directors. Each bank and/or trust company selected as a custodian shall be organized and existing under a state banking and/or trust company law, or shall be a national banking association incorporated under the laws of the United States of America and qualified to act as a trust company, and shall have an aggregate capital, surplus and undivided profits of not less than $2,000,000. Each custodian shall enter into an agreement with the corporation to serve as a custodian of such securities and cash on terms consistent with the provisions of these By-laws. From the time any such trust company, banking association or other permissible entity becomes a custodian of such securities and cash, it shall:

     (A) Deliver securities owned by the corporation, only upon sale of such securities for the account of the corporation and receipt of payment therefor by the custodian, or when such securities may be called, redeemed, retired or otherwise become payable, provided that this provision shall not prevent:

          (i) Delivery of securities for examination to the broker selling the same, in accordance with the "street delivery" custom, whereby such securities are delivered to such broker in exchange for a delivery receipt exchanged on the same day for an uncertified check of such broker to be presented on the same day for certification.

          (ii) Delivery of securities of an issuer in exchange for or for conversion into, other securities alone, or cash and other securities, pursuant to any plan or merger, consolidation, reorganization, recapitalization or readjustment of the securities of such issuer or for deposit with a reorganization committee or protective committee, pursuant to a deposit agreement.

          (iii)      The  conversion  by  the  custodian  of
     securities  owned  by  the  corporation,  pursuant   to
     the   provisions   of   such  securities   into   other
     securities.

          (iv) The surrender by the custodian of warrants, rights or similar securities owned by the corporation in the exercise of such warrants, rights or similar securities, or the surrender of interim receipts or temporary securities for definitive securities.

          (v)   The  delivery of securities  as   collateral
     on borrowing affected by the corporation, subject to the limitations of Article VII of these By-laws.

          (vi)  The   delivery of securities  owned  by  the
     corporation,  as  a  complete  or  partial   redemption
     in  kind  of securities issued by the corporation.

     (B) Deliver funds on the corporation only upon the purchase of securities for the portfolio of the corporation, and the delivery of such securities to the custodian; provided always, that such limitation shall not prevent the release of funds by the custodian for redemption of shares issued by the corporation, for payment of interest, dividend disbursements, taxes, management fees, custodian fees, other operating expenses properly authorized by an officer or officers as required by the custodian agreement, payments in connection with conversion, exchange or surrender of securities owned by the corporation (as set forth in Subsection A of this Section) and for organizational and such other obligations as approved by the Board of Directors certified in writing.

     (C) Upon the resignation or inability of a custodian to serve as custodian of the assets of the corporation, the corporation shall use its best efforts to obtain a successor custodian, to require that the cash and securities owned by the corporation be delivered directly to such successor custodian and, in the event that no such successor can be found, to submit to the stockholders -- before permitting delivery of the cash and securities owned by the corporation to anyone other than a successor custodian -- the question of whether the corporation shall be liquidated or shall function without such custodian.

     (D)   Nothing  hereinbefore contained   shall   prevent
any such custodian from delivering assets of the corporation
to  a  successor    custodian  having   the   qualifications
hereinabove prescribed.

     (E) No directors, officers, employees or agents of the corporation shall be authorized or permitted to withdraw any assets held by the custodian, except as permitted in this Article X and in the Custodian Agreement. Directions, notices or instructions to the custodian, with respect to delivery of securities, payment of cash or otherwise, shall be given by such officer or officers and/or such person or persons, and in such manner, as the Board of Directors may from time to time designate.

     Section 4. Reports. The corporation shall transmit to the stockholders, at least semiannually, a report of the operations of the corporation based at least annually upon an audit by independent public accountants. Said report shall clearly set forth the information customarily furnished in a balance sheet and profit and loss statement, and in addition, shall clearly set forth a statement of all amounts paid directly to securities dealers, legal counsel, transfer agents, disbursing agents, registrars, custodians or trustees, where such payments are made to a firm, corporation, bank or trust company having an officer, director or partner who is also an officer or director of this corporation. A copy or copies, of all reports submitted to the stockholders of this corporation shall also be sent, as required to the regulatory agencies of the United States of America and the states in which the securities of this corporation are registered and sold.

     Section  5.   Bonding of Officers and  Employees.   All
officers and employees of the corporation shall be bonded to such extent, and in such manner, as may be required by law.

     Section 6. Seal. The corporate seal shall have inscribed thereon the name of the corporation, the year of its organization and the words "Corporate Seal, Maryland." The seal may be used by causing it or a facsimile thereof to be impressed or affixed or otherwise reproduced.

                         ARTICLE XI

                         AMENDMENTS

These By-laws may be altered, amended, repealed or restated at any regular or special meeting of the Board of Directors, provided that the provisions of Article VII may not be altered, amended, repealed or restated without the consent of a majority of the holders of the corporation's outstanding common stock (as defined in the Investment Company Act of 1940, as amended, and the corporation's Articles of Incorporation) and provided further that the right of the Board of Directors to alter, amend, repeal or restate and the procedures therefor meet the requirements of the Investment Company Act of 1940, as amended, if any.

EX99.23(b)(3)

                AMENDED AND RESTATED BY-LAWS
                   AS OF NOVEMBER 30, 1996

                             OF

           D. L. BABSON TAX-FREE INCOME FUND, INC.


                          ARTICLE I

                   FISCAL YEAR AND OFFICES

     Section  1.  Fiscal Year.  Unless  otherwise   provided
by resolution of the Board of Directors, the fiscal year of the corporation shall begin on the first day of July and end on the last day of June.

     Section  2.  Registered Office.  The registered  office
of the corporation  in Maryland shall be C/O the CORPORATION
TRUST,   INCORPORATED, 32 South Street, Baltimore, Maryland,
21202.

     Section 3. Other Offices. The corporation shall have a place of business in the State of Missouri, and the corporation shall have the power to open additional offices for the conduct of its business, either within or outside the states of Maryland and Missouri, at such places as the Board of Directors may from time to time designate.

                         ARTICLE II

                  MEETINGS OF STOCKHOLDERS

     Section 1. Place of Meeting. Meetings of the stockholders for the election of directors shall be held in such place as the Board of Directors may by resolution establish. In the absence of any specific resolution, annual meetings of stockholders shall be held at the corporation's principal office in the State of Missouri. Meetings of stockholders for any other purpose may be held at such place and time as shall be stated in the notice of the meeting, or in a duly executed waiver of notice thereof.

     Section 2. Annual Meetings. The annual meetings of stockholders, if held, shall be held at such time during the month of September as may be fixed by the Board of Directors by resolution each year. At any annual meeting, the stockholders shall elect a Board of Directors and transact any other business which may properly be brought before the meeting. No annual meeting of stockholders shall be required in any year in which the only business to be transacted at such meeting does not require action by stockholders on any one or more of the following:

     (1)  the election of directors;

     (2)  approval of the investment advisory agreement;

     (3) ratification of the selection of independent public accountants;

     (4)  approval of a distribution agreement.

     Section  3.   Special Meetings.  At  any  time  in  the
interval between annual meetings, special meetings of the stockholders may be called by the president or by a majority of the Board of Directors and shall be called by the president or secretary upon written request of the holders of shares entitled to cast not less than ten percent of all the votes entitled to be cast at such meeting.

     Section 4. Notice. Not less than ten nor more than ninety days before the date of every annual or special stockholders' meeting, the secretary shall give to each stockholder entitled to vote at such meeting written notice stating the time and place of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.

     Section 5. Record Date for Meetings. The Board of Directors may fix in advance a date not more than ninety days, nor less than ten days, prior to the date of any annual or special meeting of the stockholders as a record date for the determination of the stockholders entitled to receive notice of, and to vote at any meeting and any adjournment thereof; and in such case such stockholders and only such stockholders as shall be stockholders of record on the date so fixed shall be entitled to receive notice of and to vote only such shares held and outstanding on such record date that continue to be held and outstanding at the time of voting.

     Section 6. Quorum. At any meeting of stockholders, the presence in person or by proxy of the holders of a majority of the aggregate shares of stock at the time outstanding shall constitute a quorum. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented any business may be transacted which might have been transacted at the meeting originally notified.

     Section 7. Majority. The vote of the holders of a majority of the stock having voting power, as measured by the applicable quorum requirements set forth in Section 6, present in person or represented by proxy, at a meeting duly called and at which a quorum is present, shall be sufficient to take or authorize action upon any matter which may properly come before the meeting, unless otherwise required by the Investment Company Act of 1940, as amended.

     Section 8. Voting. Each stockholder shall have one vote for each full share and a fractional vote for each fractional share of stock having voting power held by such stockholder on each matter submitted to a vote at a meeting of stockholders. A stockholder may cast his vote in person or by proxy, but no proxy shall be valid after eleven months from its date, unless otherwise provided in the proxy. At all meetings of stockholders, unless the voting is conducted by inspectors, all questions relating to the qualification of voters and the validity of proxies and the acceptance or rejection of votes shall be decided by the chairman of the meeting.

     Section 9. Inspectors. At any election of directors, the Board of Directors prior thereto may, or, if they have not so acted, the chairman of the meeting may, and upon the request of the holders of ten percent (10%) of the shares entitled to vote at such election shall, appoint two inspectors of election who shall first subscribe an oath of affirmation to execute faithfully the duties of inspectors at such election with strict impartiality and according to the best of their ability, and shall after the election make a certificate of the result of the vote taken. No candidate for the office of director shall be appointed such inspector. The chairman of the meeting may cause a vote by ballot to be taken upon any election or matter, and such vote shall be taken upon the request of the holders of ten percent (10%) of the stock entitled to vote on such election or matter.

     Section 10. Stockholder List. The officer who has charge of the stock ledger of the corporation shall, at least ten days before every election of directors, prepare and make a complete list of the stockholders entitled to vote at said election, arranged in alphabetical order, showing the address and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, during ordinary business hours, for a period of at least ten days prior to the election, either at a place within the city, town or village where the election is to be held and which place shall be specified in the notice of meeting, or if not specified, at the place where said meeting is to be held, and the list shall be produced and kept at the time and place of election during the whole time thereof, and subject to the inspection of any stockholder who may be present.

                         ARTICLE III

                          DIRECTORS

     Section 1. General Powers. The business of the corporation shall be managed by its Board of Directors, which may exercise all powers of the corporation, except such as are by statute, or the Articles of Incorporation, or by these By-laws conferred upon or reserved to the stockholders.

     Section 2. Number and Term of Office. The number of directors which shall constitute the whole Board shall be determined from time to time by the Board of Directors, but shall not be fewer than three. Each director elected shall hold office until his successor is elected and qualified. Directors need not be stockholders.

     Section 3.  Elections.  The Directors shall all  be  of
one  class   and   shall   serve  until   their   respective
successors are elected and qualified.

     Section 4.  Place of Meeting.  Meetings of  the   Board
of Directors, regular or special, may be held at any place in or out of the State of Maryland as the Board may from time to time determine.

     Section 5. Quorum. At all meetings of the Board of Directors a majority of the entire Board of Directors shall constitute a quorum for the transaction of business and the action of a majority of the directors present at any meeting at which a quorum is present shall be the action of the Board of Directors unless the concurrence of a greater proportion is required for such action by the laws of the State of Maryland, these By-laws or the Articles of Incorporation or a different number is required by the Investment Company Act of 1940, as amended. If a quorum shall not be present at any meeting of directors, the directors present thereat may by a majority vote adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

     Section 6. First Meeting. The first meeting of each newly constituted Board of Directors shall be held as soon as practicable after the annual meeting of stockholders in each year, at such time and place as shall be specified in a notice given as hereinafter provided for meetings of the Board of Directors, or as shall be specified in a written waiver signed by all of the directors.

     Section 7.  Regular Meetings.  Regular meetings of  the
Board of Directors may be held without notice at such time and place as shall from time to time be determined by the Board of Directors.

     Section 8. Special Meetings. Special meetings of the Board of Directors may be called by the president on one day's notice to each director; special meetings shall be called by the president or secretary in like manner and on like notice on the written request of two directors.

     Section 9. Telephonic Meetings. Regular or special meetings, except for meetings to approve an investment advisory agreement or a distribution plan, of the Board of Directors or any committee thereof, may be held by means of a conference telephone or similar communications equipment so that all persons participating in the meeting can hear each other at the same time. Participation in a meeting by these means constitutes presence in person at the meeting.

     Section  10.   Informal Actions.  Any  action,   except
approval of an investment advisory agreement, or a distribution plan, required or permitted to be taken at any meeting of the Board of Directors or any committee thereof may be taken without a meeting, if written consent to such action is signed in one or more counterparts by all members of the Board or of such committee, as the case may be, and such written consent is filed with the minutes of proceedings of the Board or committee.

     Section 11. Committees. The Board of Directors may by resolution passed by a majority of the whole Board appoint from among its members an executive committee and other committees composed of two or more directors, and may delegate to such committees, in the intervals between meetings of the Board of Directors, any or all of the power of the Board of Directors in the management of the business and affairs of the corporation, except the power to declare dividends, to issue stock or to recommend to stockholders any action requiring stockholders' approval. In the absence of any member of such committee, the members thereof present at any meeting, whether or not they constitute a quorum, may appoint a member of the Board of Directors to act in the place of such absent member.

     Section 12. Action of Committees. The committees shall keep minutes of their proceedings and shall report the same to the Board of Directors at the meeting next succeeding, and any action by committees shall be subject to revision and alteration by the Board of Directors, provided that no rights of third persons shall be affected by any such revision or alteration.

     Section 13. Compensation. Any director, whether or not he is a salaried officer or employee of the corporation, may be compensated for his services as a director or as a member of a committee of directors, or as chairman of the Board or chairman of a committee by fixed or periodic payments or by fees for attendance at meetings or by both, and in addition may be reimbursed for transportation and other expenses, all in such manner and amounts as the Board of Directors may from time to time determine.

     Section   14.   Removal.   The  stockholders  of   this
corporation may remove any director with or without cause by
the   affirmative  vote  of  a majority  of  all  the  votes
entitled to be cast for the election of directors.

                         ARTICLE IV

                           NOTICES

     Section 1. Form. Notices to stockholders shall be in writing and delivered personally or mailed to the stockholders at their addresses appearing on the books of the corporation. Notice by mail shall be deemed to be given at the time when the same shall be mailed. Notice to directors need not state the purpose of a regular or special meeting.

     Section 2. Waiver. Whenever any notice of the time, place or purpose of any meeting of stockholders, directors or committee is required to be given under the provisions of Maryland law or under the provisions of the Articles of Incorporation or these By-laws, a waiver thereof in writing, signed by the person or persons entitled to such notice and filed with the records of the meeting, whether before or after the holding thereof, or actual attendance at the meeting of stockholders in person or by proxy, or at the meeting of directors or committee in person, shall be deemed equivalent to the giving of such notice to such persons.

                          ARTICLE V

                          OFFICERS

     Section 1. Officers of the Corporation. The officers of the corporation shall be elected by the Board of Directors and shall include a president, who shall be a director, a secretary and a treasurer. The Board of Directors may, from time to time, elect or appoint a controller, one or more vice-presidents, assistant secretaries and assistant treasurers. The president shall preside at meetings of the Board of Directors, unless the Board of Directors, at its discretion, elects a chairman of the Board to preside at such meetings. In addition, such chairman shall perform and execute such executive and administrative duties and have such powers as the Board of Directors may from time to time prescribe. Two or more offices may be held by the same person but no officer shall execute, acknowledge or verify any instrument in more than one capacity, if such instrument is required by law, the Articles of Incorporation or these By-laws to be executed, acknowledged or verified by two or more officers.

     Section 2. Election. The Board of Directors at its first meeting after each annual meeting of stockholders shall choose a president, a secretary and a treasurer.

     Section 3. Compensation. The salaries or other compensation of all officers and agents of the corporation paid directly by the corporation shall be fixed by the Board of Directors, except that the Board of Directors may delegate to any person or group of persons the power to fix such salaries or other compensation.

     Section 4. Tenure. The officers of the corporation shall serve for one year and until the successors are chosen and qualify. Any officer or agent may be removed by the affirmative vote of a majority of the Board of Directors whenever, in its judgment, the best interests of the corporation will be served thereby. Any vacancy occurring in any office of the corporation by death, resignation, removal or otherwise shall be filled by the Board of Directors.

     Section 5. President. The president, unless the chairman has been so designated, shall be the chief executive officer of the corporation. He shall preside at all meetings of the stockholders and directors and shall see that all orders and resolutions of the Board are carried into effect. The president shall also be the chief administrative officer of the corporation and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

     Section 6. Vice-Presidents. The vice-presidents, in the order of their seniority, shall in the absence or disability of the president, perform the duties and exercise the powers of the president and shall perform such other duties as the Board of Directors may from time to time prescribe.

     Section 7. Secretary. The secretary shall attend all meetings of the Board of Directors and all meetings of the stockholders and record all the proceedings thereof and shall perform like duties for any committee when required. In the absence of the secretary or an assistant secretary, proceedings of such meetings shall be recorded by a person selected by the chairman of the meeting. He shall give, or cause to be given, notice of meetings of the stockholders and of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or president, under whose supervision he shall be. He shall keep in safe custody the seal of the corporation and, when authorized by the Board of Directors, affix and attest the same to any instrument requiring it. The Board of Directors may give general authority to any other officer to affix the seal of the corporation and to attest the same by affixing his signature.

     Section 8. Assistant Secretaries. The assistant secretaries, in order of their seniority, shall in the absence or disability of the secretary, perform the duties and exercise the powers of the secretary and shall perform such other duties as the Board of Directors shall prescribe.

     Section 9. Treasurer. The treasurer, unless another officer has been so designated, shall be the chief financial officer of the corporation. He shall be responsible for the maintenance of its accounting records and shall render to the Board of Directors, at its regular meetings, or when the Board of Directors so requires, an account of all the corporation's financial transactions and a report of the financial condition of the corporation.

     Section 10. Controller. The controller shall be under the direct supervision of the treasurer. He shall maintain adequate records of all assets, liabilities and transactions of the corporation, establish and maintain internal accounting control and, in cooperation with the independent public accountants selected by the Board of Directors, shall supervise internal auditing. He shall have such further powers and duties as may be conferred upon him from time to time by the president or the Board of Directors.

     Section 11. Assistant Treasurers. The assistant treasurers, in the order of their seniority, shall in the absence or disability of the treasurer, perform the duties and exercise the powers of the treasurer and shall perform such other duties as the president or the Board of Directors may from time to time prescribe.

     Section 12. Other Officers. The Board of Directors from time to time may appoint such other officers and agents as it shall deem advisable, who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors. The Board of Directors from time to time may delegate to one or more officers or agents the power to appoint any such subordinate officers or agents, except assistant treasurers and to prescribe the respective rights, terms of office, authorities and duties.

                         ARTICLE VI

                       NET ASSET VALUE

The net asset value per share of stock of the corporation shall be determined at least once each day at the close of business on the New York Stock Exchange on each day the New York Stock Exchange is open for trading. Net asset value shall be calculated by adding the value of all securities and other assets of the Fund, deducting its liabilities and dividing by the number of shares outstanding.

                         ARTICLE VII

                   INVESTMENT RESTRICTIONS

     The   following   investment  restriction   cannot   be
changed  without   the  consent  of   the   holders   of   a
majority  of  the corporation's outstanding shares of stock;
the corporation shall not:

(1) invest in equity securities or securities convertible into equities; (2) purchase more than 10% of the outstanding publicly issued debt obligations of any issuer; (3) borrow money in any Portfolio except for temporary emergency purposes, and then only in an amount not exceeding 10% of the value of the total assets of that Portfolio; (4) pledge, mortgage or hypothecate the assets of any Portfolio to an extent greater than 10% of the value of the net assets of that Portfolio; (5) issue senior securities, as defined in the Investment Company Act of 1940, as amended; (6) underwrite any issue of securities; (7) purchase or sell real estate, but this shall not prevent investment in municipal bonds secured by real estate; (8) make loans to other persons, except by the purchase of bonds, debentures or similar obligations which are publicly distributed; (9) purchase on margin or sell short; (10) purchase or retain securities of an issuer if to the knowledge of the Fund's management those directors of the Fund, each of whom owns more than one-half of one percent (.5%) of such securities, together own more than five percent (5%) of the securities of such issuer; (11) purchase or sell commodities or commodity contracts; (12) invest in put, call, straddle or special options; (13) purchase securities of any issuer (except the United States government, its agencies and instrumentalities, and any municipal bond guaranteed by the United States government) in any Portfolio if, as a result, more than 5% of the total assets of that Portfolio would be invested in the securities of such issuer; for purposes of this limitation, "issuer" will be based on a determination of the source of assets and revenues committed to meeting interest and principal payments of each security, and a government entity which guarantees the securities issued by another entity is also considered an issuer of that security; (14) invest in companies for the purpose of exercising control; (15) invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets; or (16) invest more than 5% of the value of its total assets at the time of investment in the securities of any issuer or issuers which have records of less than three years continuous operation, including the operation of any predecessor, but this limitation does not apply to securities issued or guaranteed as to interest and principal by the United States government or its agencies or instrumentalities.

                        ARTICLE VIII

                     OTHER RESTRICTIONS

     Section 1. Dealings. The officers and directors of the corporation and its investment adviser shall have no dealings for or on behalf of the corporation with themselves as principal or agent, or with any corporation, partnership, trust, joint venture or association in which they have a financial interest, provided that this section shall not prevent:

     (A) Officers or directors of the corporation from having a financial interest in the corporation, in any sponsor, manager, investment adviser or promoter of the corporation, or in any underwriter or securities issued by the corporation.

     (B) The purchase of securities for the portfolio of the corporation, or sale of securities owned by the corporation through a security dealer, one or more of whose partners, officers, directors or security holders is an officer or director of the corporation, provided such transactions are handled in a brokerage capacity only, and provided commissions charged do not exceed customary brokerage charges for such services.

     (C) The employment of any legal counsel, registrar, transfer agent, dividend disbursing agent or custodian having a partner, officer, director or security holder who is an officer or director of the corporation; provided only customary fees are charged for services rendered to or for the benefit of the corporation.

     (D) The purchase for the portfolio of the corporation of securities issued by an issuer having an officer, director or security holder who is an officer or director of the corporation or of any manager of the corporation, unless the retention of such securities in the portfolio of the corporation would otherwise be a violation of these By-laws or the Articles of Incorporation of the corporation.

                         ARTICLE IX

                            STOCK

     Section 1. Certificates. Each stockholder shall be entitled to a certificate or certificates which shall certify the number of shares owned by him in the
corporation.   Each  certificate  shall  be  signed  by  the
president or a vice-president and countersigned by the secretary or an assistant secretary or the treasurer or an assistant treasurer and shall be sealed with the corporate seal.

     Section 2. Signature. When a certificate is signed by a transfer agent or an assistant transfer agent or by a transfer clerk acting on behalf of the corporation and a registrar, the signature of any such president, vice-president, treasurer, assistant treasurer, secretary or assistant secretary may be facsimile. In case any officer who has signed any certificate ceases to be an officer of the corporation before the certificate is issued, the certificate may nevertheless be issued by the corporation with the same effect as if the officer had not ceased to be such officer as of the date of its issue.

     Section 3. Recording and Transfer Without Certificates. Notwithstanding the foregoing provisions of this  article,  the corporation  shall have  full  power  to
participate  in  any  program  approved  by  the  Board   of
Directors providing for the recording and transfer of ownership of shares of the corporation's stock by
electronic   or   other  means  without  the   issuance   of
certificates.

     Section 4. Lost Certificates. The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been stolen, lost or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be stolen, lost or destroyed, or upon other satisfactory evidence of such loss or destruction. When authorizing such issuance of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such stolen, lost or destroyed certificate or certificates, or his legal representative to advertise the same in such manner as it shall require and to give the corporation a bond with sufficient surety, to the corporation to indemnify it against any loss or claim that may be made by reason of the issuance of a new certificate.

     Section 5. Registered Stockholders. The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except, as otherwise provided by the laws of Maryland.

     Section  6.   Transfer  Agents  and  Registrars.    The
corporation may act as its own transfer agent and/or registrar, or it may delegate those duties to others. The Board of Directors may from time to time, appoint or remove transfer agents and/or registrars of stock of the corporation, and it may appoint the same person as both transfer agent and registrar. Upon any such appointment being made all certificates representing shares of stock thereafter issued shall be countersigned by one of such transfer agents or by one of such registrars or by both and shall not be valid unless so countersigned. If the same person shall be both transfer agent and registrar, only countersignature by such person shall be required.

     Section 7. Stock Ledger. The corporation shall maintain an original stock ledger containing the names and addresses of all stockholders and the number and class of shares held by each stockholder. Such stock ledger may be in written form or any other form capable of being converted into written form within a reasonable time for visual inspection.

     Section 8. Transfers of Stock. The corporation shall transfer or otherwise change the registration of its issued and outstanding shares in its stock ledger upon receipt of an authorization in a form proper and acceptable to it or its duly appointed agent. To the extent such shares are evidenced by a certificate or certificates, the surrender of such certificate properly endorsed shall be required where necessary. Upon receipt of the transfer instructions in proper order by the corporation, the corporation shall change its stock ledger records accordingly and record the transaction upon its books.

                          ARTICLE X

                     GENERAL PROVISIONS

     Section 1. Dividends. With respect to dividends (including "dividends" designated as "short" or "long" term "capital gains" distributions to satisfy requirements of the Investment Company Act of 1940, as amended, or the Internal Revenue Code of 1954, as amended from time to time):

     (A) Such dividends, at the election of the stockholders, may be automatically reinvested in additional shares (or fractions thereof) of the corporation at the "net asset value" determined on the reinvestment date fixed by the Board of Directors.

     (B) The Board of Directors in declaring any dividend, may fix a record date not earlier than the date of declaration  or  more  than 40 days prior  to  the  date  of payment, as of which the stockholders entitled to receive such dividend shall be determined, notwithstanding any transfer or the repurchase or issue (or sale) of any shares after such record date.

     (C) Dividends or distributions on shares of stock whether payable in stock or cash, shall be paid out of earnings, surplus or other lawfully available assets; provided that no dividend payment, or distribution in the nature of a dividend payment, may be made wholly or partly from any source other than accumulated, undistributed net income, determined in accordance with good accounting practice, and not including profits or losses realized in the sale of securities or other properties, unless such payment is accompanied by a written statement clearly indicating what portion of such payment per share is made from the following sources:

          (i)   accumulated  or undistributed   net   income
     not  including   profits or losses  from  the  sale  of
     securities or other properties;

          (ii) accumulated undistributed net profits from the sale of securities or other properties;

          (iii)       net   profits  from  the    sale    of
     securities or other properties during the then current fiscal year; and

          (iv) paid-in surplus or other capital source.

     (D) In declaring dividends and in recognition that the one goal of the corporation is to qualify as a "regulated investment company" under the Internal Revenue Code of 1954, as amended, the Board of Directors shall be entitled to rely upon estimates made in the last two months of the fiscal year as to the amounts of distribution necessary for this purpose; and the Board of Directors, acting consistently with good accounting practice and with the express provisions of these By-laws, may credit receipts and charge payments to income or otherwise, as it may seem proper.

     (E) Any dividends declared, except as aforesaid, shall be deemed liquidating dividends and the stockholders shall be so informed to whatever extent may be required by law. A notice that dividends have been paid from paid-in surplus, or a notice that dividends have been paid from paid-in capital, shall be deemed to be a sufficient notice that the same constitutes liquidating dividends.

     (F) Anything in these By-laws to the contrary notwithstanding, the Board of Directors may at any time declare and distribute pro rata among the stockholders of a record date fixed as above, a "stock dividend" out of either authorized but unissued, or treasury shares of the corporation, or both.

     Section 2. Rights in Securities. The Board of Directors, on behalf of the corporation, shall have the
authority   to   exercise  all  of  the  rights    of    the
corporation as owners of any securities which might be exercised by any individual owning such securities in his own right; including but not limited to, the rights to vote by proxy for any and all purposes (including the right to authorize any officer of the manager to execute proxies), to consent to the reorganization, merger or consolidation of any company or to consent to the sale, lease or mortgage of all or substantially all of the property and assets of any company; and to exchange any of the shares of stock of any company for shares of stock issued therefor upon any such reorganization, merger, consolidation, sale, lease or mortgage.

     Section 3. Custodianship. Securities owned by the corporation and cash representing (A) the proceeds from sales of securities owned by the corporation and of shares issued by the corporation, (B) payments of principal upon securities owned by the corporation, or (C) capital distributions in respect of securities owned by the corporation shall be held by one or more custodians, as permitted by the Investment Company Act of 1940, as amended, to be selected by the Board of Directors. Each bank and/or trust company selected as a custodian shall be organized and existing under a state banking and/or trust company law, or shall be a national banking association incorporated under the laws of the United States of America and qualified to act as a trust company, and shall have an aggregate capital, surplus and undivided profits of not less than $2,000,000. Each custodian shall enter into an agreement with the corporation to serve as a custodian of such securities and cash on terms consistent with the provisions of these By-laws. From the time any such trust company, banking association or other permissible entity becomes a custodian of such securities and cash, it shall:

     (A) Deliver securities owned by the corporation, only upon sale of such securities for the account of the corporation and receipt of payment therefor by the custodian, or when such securities may be called, redeemed, retired or otherwise become payable, provided that this provision shall not prevent:

          (i) Delivery of securities for examination to the broker selling the same, in accordance with the "street delivery" custom, whereby such securities are delivered to such broker in exchange for a delivery receipt exchanged on the same day for an uncertified check of such broker to be presented on the same day for certification.

          (ii) Delivery of securities of an issuer in exchange for or for conversion into, other securities alone, or cash and other securities, pursuant to any plan or merger, consolidation, reorganization, recapitalization or readjustment of the securities of such issuer or for deposit with a reorganization committee or protective committee, pursuant to a deposit agreement.

          (iii)      The  conversion  by  the  custodian  of
     securities  owned  by  the  corporation,  pursuant   to
     the   provisions   of   such  securities   into   other
     securities.

          (iv) The surrender by the custodian of warrants, rights or similar securities owned by the corporation in the exercise of such warrants, rights or similar securities, or the surrender of interim receipts or temporary securities for definitive securities.

          (v)   The  delivery of securities  as   collateral
     on borrowing affected by the corporation, subject to the limitations of Article VII of these By-laws.

          (vi)  The   delivery of securities  owned  by  the
     corporation,  as  a  complete  or  partial   redemption
     in  kind  of securities issued by the corporation.

     (B) Deliver funds on the corporation only upon the purchase of securities for the portfolio of the corporation, and the delivery of such securities to the custodian; provided always, that such limitation shall not prevent the release of funds by the custodian for redemption of shares issued by the corporation, for payment of interest, dividend disbursements, taxes, management fees, custodian fees, other operating expenses properly authorized by an officer or officers as required by the custodian agreement, payments in connection with conversion, exchange or surrender of securities owned by the corporation (as set forth in Subsection A of this Section) and for organizational and such other obligations as approved by the Board of Directors certified in writing.

     (C) Upon the resignation or inability of a custodian to serve as custodian of the assets of the corporation, the corporation shall use its best efforts to obtain a successor custodian, to require that the cash and securities owned by the corporation be delivered directly to such successor custodian and, in the event that no such successor can be found, to submit to the stockholders -- before permitting delivery of the cash and securities owned by the corporation to anyone other than a successor custodian -- the question of whether the corporation shall be liquidated or shall function without such custodian.

     (D)   Nothing  hereinbefore contained   shall   prevent
any such custodian from delivering assets of the corporation
to  a  successor    custodian  having   the   qualifications
hereinabove prescribed.

     (E) No directors, officers, employees or agents of the corporation shall be authorized or permitted to withdraw any assets held by the custodian, except as permitted in this Article X and in the Custodian Agreement. Directions, notices or instructions to the custodian, with respect to delivery of securities, payment of cash or otherwise, shall be given by such officer or officers and/or such person or persons, and in such manner, as the Board of Directors may from time to time designate.

     Section 4. Reports. The corporation shall transmit to the stockholders, at least semiannually, a report of the operations of the corporation based at least annually upon an audit by independent public accountants. Said report shall clearly set forth the information customarily furnished in a balance sheet and profit and loss statement, and in addition, shall clearly set forth a statement of all amounts paid directly to securities dealers, legal counsel, transfer agents, disbursing agents, registrars, custodians or trustees, where such payments are made to a firm, corporation, bank or trust company having an officer, director or partner who is also an officer or director of this corporation. A copy or copies, of all reports submitted to the stockholders of this corporation shall also be sent, as required to the regulatory agencies of the United States of America and the states in which the securities of this corporation are registered and sold.

     Section  5.   Bonding of Officers and  Employees.   All
officers and employees of the corporation shall be bonded to such extent, and in such manner, as may be required by law.

     Section 6. Seal. The corporate seal shall have inscribed thereon the name of the corporation, the year of its organization and the words "Corporate Seal, Maryland." The seal may be used by causing it or a facsimile thereof to be impressed or affixed or otherwise reproduced.

                         ARTICLE XI

                         AMENDMENTS

These By-laws may be altered, amended, repealed or restated at any regular or special meeting of the Board of Directors, provided that the provisions of Article VII may not be altered, amended, repealed or restated without the consent of a majority of the holders of the corporation's outstanding common stock (as defined in the Investment Company Act of 1940, as amended, and the corporation's Articles of Incorporation) and provided further that the right of the Board of Directors to alter, amend, repeal or restate and the procedures therefor meet the requirements of the Investment Company Act of 1940, as amended, if any.

EX99.23(b)(4)

                AMENDED AND RESTATED BY-LAWS
                   AS OF NOVEMBER 30, 1996

                             OF

        BABSON-STEWART IVORY INTERNATIONAL FUND, INC.


                          ARTICLE I

                   FISCAL YEAR AND OFFICES

     Section  1.  Fiscal Year.  Unless  otherwise   provided
by resolution of the Board of Directors, the fiscal year of the corporation shall begin on the first day of July and end on the last day of June.

     Section  2.  Registered Office.  The registered  office
of the corporation  in Maryland shall be C/O the CORPORATION
TRUST,   INCORPORATED, 32 South Street, Baltimore, Maryland,
21202.

     Section 3. Other Offices. The corporation shall have a place of business in the State of Missouri, and the corporation shall have the power to open additional offices for the conduct of its business, either within or outside the states of Maryland and Missouri, at such places as the Board of Directors may from time to time designate.

                         ARTICLE II

                  MEETINGS OF STOCKHOLDERS

     Section 1. Place of Meeting. Meetings of the stockholders for the election of directors shall be held in such place as the Board of Directors may by resolution establish. In the absence of any specific resolution, annual meetings of stockholders shall be held at the corporation's principal office in the State of Missouri. Meetings of stockholders for any other purpose may be held at such place and time as shall be stated in the notice of the meeting, or in a duly executed waiver of notice thereof.

     Section 2. Annual Meetings. The annual meetings of stockholders, if held, shall be held at such time during the month of September as may be fixed by the Board of Directors by resolution each year. At any annual meeting, the stockholders shall elect a Board of Directors and transact any other business which may properly be brought before the meeting. No annual meeting of stockholders shall be required in any year in which the only business to be transacted at such meeting does not require action by stockholders on any one or more of the following:

     (1)  the election of directors;

     (2)  approval of the investment advisory agreement;

     (3) ratification of the selection of independent public accountants;

     (4)  approval of a distribution agreement.

     Section  3.   Special Meetings.  At  any  time  in  the
interval between annual meetings, special meetings of the stockholders may be called by the president or by a majority of the Board of Directors and shall be called by the president or secretary upon written request of the holders of shares entitled to cast not less than ten percent of all the votes entitled to be cast at such meeting.

     Section 4. Notice. Not less than ten nor more than ninety days before the date of every annual or special stockholders' meeting, the secretary shall give to each stockholder entitled to vote at such meeting written notice stating the time and place of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.

     Section 5. Record Date for Meetings. The Board of Directors may fix in advance a date not more than ninety days, nor less than ten days, prior to the date of any annual or special meeting of the stockholders as a record date for the determination of the stockholders entitled to receive notice of, and to vote at any meeting and any adjournment thereof; and in such case such stockholders and only such stockholders as shall be stockholders of record on the date so fixed shall be entitled to receive notice of and to vote only such shares held and outstanding on such record date that continue to be held and outstanding at the time of voting.

     Section 6. Quorum. At any meeting of stockholders, the presence in person or by proxy of the holders of a majority of the aggregate shares of stock at the time outstanding shall constitute a quorum. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented any business may be transacted which might have been transacted at the meeting originally notified.

     Section 7. Majority. The vote of the holders of a majority of the stock having voting power, as measured by the applicable quorum requirements set forth in Section 6, present in person or represented by proxy, at a meeting duly called and at which a quorum is present, shall be sufficient to take or authorize action upon any matter which may properly come before the meeting, unless otherwise required by the Investment Company Act of 1940, as amended.

     Section 8. Voting. Each stockholder shall have one vote for each full share and a fractional vote for each fractional share of stock having voting power held by such stockholder on each matter submitted to a vote at a meeting of stockholders. A stockholder may cast his vote in person or by proxy, but no proxy shall be valid after eleven months from its date, unless otherwise provided in the proxy. At all meetings of stockholders, unless the voting is conducted by inspectors, all questions relating to the qualification of voters and the validity of proxies and the acceptance or rejection of votes shall be decided by the chairman of the meeting.

     Section 9. Inspectors. At any election of directors, the Board of Directors prior thereto may, or, if they have not so acted, the chairman of the meeting may, and upon the request of the holders of ten percent (10%) of the shares entitled to vote at such election shall, appoint two inspectors of election who shall first subscribe an oath of affirmation to execute faithfully the duties of inspectors at such election with strict impartiality and according to the best of their ability, and shall after the election make a certificate of the result of the vote taken. No candidate for the office of director shall be appointed such inspector. The chairman of the meeting may cause a vote by ballot to be taken upon any election or matter, and such vote shall be taken upon the request of the holders of ten percent (10%) of the stock entitled to vote on such election or matter.

     Section 10. Stockholder List. The officer who has charge of the stock ledger of the corporation shall, at least ten days before every election of directors, prepare and make a complete list of the stockholders entitled to vote at said election, arranged in alphabetical order, showing the address and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, during ordinary business hours, for a period of at least ten days prior to the election, either at a place within the city, town or village where the election is to be held and which place shall be specified in the notice of meeting, or if not specified, at the place where said meeting is to be held, and the list shall be produced and kept at the time and place of election during the whole time thereof, and subject to the inspection of any stockholder who may be present.

                         ARTICLE III

                          DIRECTORS

     Section 1. General Powers. The business of the corporation shall be managed by its Board of Directors, which may exercise all powers of the corporation, except such as are by statute, or the Articles of Incorporation, or by these By-laws conferred upon or reserved to the stockholders.

     Section 2. Number and Term of Office. The number of directors which shall constitute the whole Board shall be determined from time to time by the Board of Directors, but shall not be fewer than three. Each director elected shall hold office until his successor is elected and qualified. Directors need not be stockholders.

     Section 3.  Elections.  The Directors shall all  be  of
one  class   and   shall   serve  until   their   respective
successors are elected and qualified.

     Section 4.  Place of Meeting.  Meetings of  the   Board
of Directors, regular or special, may be held at any place in or out of the State of Maryland as the Board may from time to time determine.

     Section 5. Quorum. At all meetings of the Board of Directors a majority of the entire Board of Directors shall constitute a quorum for the transaction of business and the action of a majority of the directors present at any meeting at which a quorum is present shall be the action of the Board of Directors unless the concurrence of a greater proportion is required for such action by the laws of the State of Maryland, these By-laws or the Articles of Incorporation or a different number is required by the Investment Company Act of 1940, as amended. If a quorum shall not be present at any meeting of directors, the directors present thereat may by a majority vote adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

     Section 6. First Meeting. The first meeting of each newly constituted Board of Directors shall be held as soon as practicable after the annual meeting of stockholders in each year, at such time and place as shall be specified in a notice given as hereinafter provided for meetings of the Board of Directors, or as shall be specified in a written waiver signed by all of the directors.

     Section 7.  Regular Meetings.  Regular meetings of  the
Board of Directors may be held without notice at such time and place as shall from time to time be determined by the Board of Directors.

     Section 8. Special Meetings. Special meetings of the Board of Directors may be called by the president on one day's notice to each director; special meetings shall be called by the president or secretary in like manner and on like notice on the written request of two directors.

     Section 9. Telephonic Meetings. Regular or special meetings, except for meetings to approve an investment advisory agreement or a distribution plan, of the Board of Directors or any committee thereof, may be held by means of a conference telephone or similar communications equipment so that all persons participating in the meeting can hear each other at the same time. Participation in a meeting by these means constitutes presence in person at the meeting.

     Section  10.   Informal Actions.  Any  action,   except
approval of an investment advisory agreement, or a distribution plan, required or permitted to be taken at any meeting of the Board of Directors or any committee thereof may be taken without a meeting, if written consent to such action is signed in one or more counterparts by all members of the Board or of such committee, as the case may be, and such written consent is filed with the minutes of proceedings of the Board or committee.

     Section 11. Committees. The Board of Directors may by resolution passed by a majority of the whole Board appoint from among its members an executive committee and other committees composed of two or more directors, and may delegate to such committees, in the intervals between meetings of the Board of Directors, any or all of the power of the Board of Directors in the management of the business and affairs of the corporation, except the power to declare dividends, to issue stock or to recommend to stockholders any action requiring stockholders' approval. In the absence of any member of such committee, the members thereof present at any meeting, whether or not they constitute a quorum, may appoint a member of the Board of Directors to act in the place of such absent member.

     Section 12. Action of Committees. The committees shall keep minutes of their proceedings and shall report the same to the Board of Directors at the meeting next succeeding, and any action by committees shall be subject to revision and alteration by the Board of Directors, provided that no rights of third persons shall be affected by any such revision or alteration.

     Section 13. Compensation. Any director, whether or not he is a salaried officer or employee of the corporation, may be compensated for his services as a director or as a member of a committee of directors, or as chairman of the Board or chairman of a committee by fixed or periodic payments or by fees for attendance at meetings or by both, and in addition may be reimbursed for transportation and other expenses, all in such manner and amounts as the Board of Directors may from time to time determine.

     Section   14.   Removal.   The  stockholders  of   this
corporation may remove any director with or without cause by
the   affirmative  vote  of  a majority  of  all  the  votes
entitled to be cast for the election of directors.

                         ARTICLE IV

                           NOTICES

     Section 1. Form. Notices to stockholders shall be in writing and delivered personally or mailed to the stockholders at their addresses appearing on the books of the corporation. Notice by mail shall be deemed to be given at the time when the same shall be mailed. Notice to directors need not state the purpose of a regular or special meeting.

     Section 2. Waiver. Whenever any notice of the time, place or purpose of any meeting of stockholders, directors or committee is required to be given under the provisions of Maryland law or under the provisions of the Articles of Incorporation or these By-laws, a waiver thereof in writing, signed by the person or persons entitled to such notice and filed with the records of the meeting, whether before or after the holding thereof, or actual attendance at the meeting of stockholders in person or by proxy, or at the meeting of directors or committee in person, shall be deemed equivalent to the giving of such notice to such persons.

                          ARTICLE V

                          OFFICERS

     Section 1. Officers of the Corporation. The officers of the corporation shall be elected by the Board of Directors and shall include a president, who shall be a director, a secretary and a treasurer. The Board of Directors may, from time to time, elect or appoint a controller, one or more vice-presidents, assistant secretaries and assistant treasurers. The president shall preside at meetings of the Board of Directors, unless the Board of Directors, at its discretion, elects a chairman of the Board to preside at such meetings. In addition, such chairman shall perform and execute such executive and administrative duties and have such powers as the Board of Directors may from time to time prescribe. Two or more offices may be held by the same person but no officer shall execute, acknowledge or verify any instrument in more than one capacity, if such instrument is required by law, the Articles of Incorporation or these By-laws to be executed, acknowledged or verified by two or more officers.

     Section 2. Election. The Board of Directors at its first meeting after each annual meeting of stockholders shall choose a president, a secretary and a treasurer.

     Section 3. Compensation. The salaries or other compensation of all officers and agents of the corporation paid directly by the corporation shall be fixed by the Board of Directors, except that the Board of Directors may delegate to any person or group of persons the power to fix such salaries or other compensation.

     Section 4. Tenure. The officers of the corporation shall serve for one year and until the successors are chosen and qualify. Any officer or agent may be removed by the affirmative vote of a majority of the Board of Directors whenever, in its judgment, the best interests of the corporation will be served thereby. Any vacancy occurring in any office of the corporation by death, resignation, removal or otherwise shall be filled by the Board of Directors.

     Section 5. President. The president, unless the chairman has been so designated, shall be the chief executive officer of the corporation. He shall preside at all meetings of the stockholders and directors and shall see that all orders and resolutions of the Board are carried into effect. The president shall also be the chief administrative officer of the corporation and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

     Section 6. Vice-Presidents. The vice-presidents, in the order of their seniority, shall in the absence or disability of the president, perform the duties and exercise the powers of the president and shall perform such other duties as the Board of Directors may from time to time prescribe.

     Section 7. Secretary. The secretary shall attend all meetings of the Board of Directors and all meetings of the stockholders and record all the proceedings thereof and shall perform like duties for any committee when required. In the absence of the secretary or an assistant secretary, proceedings of such meetings shall be recorded by a person selected by the chairman of the meeting. He shall give, or cause to be given, notice of meetings of the stockholders and of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or president, under whose supervision he shall be. He shall keep in safe custody the seal of the corporation and, when authorized by the Board of Directors, affix and attest the same to any instrument requiring it. The Board of Directors may give general authority to any other officer to affix the seal of the corporation and to attest the same by affixing his signature.

     Section 8. Assistant Secretaries. The assistant secretaries, in order of their seniority, shall in the absence or disability of the secretary, perform the duties and exercise the powers of the secretary and shall perform such other duties as the Board of Directors shall prescribe.

     Section 9. Treasurer. The treasurer, unless another officer has been so designated, shall be the chief financial officer of the corporation. He shall be responsible for the maintenance of its accounting records and shall render to the Board of Directors, at its regular meetings, or when the Board of Directors so requires, an account of all the corporation's financial transactions and a report of the financial condition of the corporation.

     Section 10. Controller. The controller shall be under the direct supervision of the treasurer. He shall maintain adequate records of all assets, liabilities and transactions of the corporation, establish and maintain internal accounting control and, in cooperation with the independent public accountants selected by the Board of Directors, shall supervise internal auditing. He shall have such further powers and duties as may be conferred upon him from time to time by the president or the Board of Directors.

     Section 11. Assistant Treasurers. The assistant treasurers, in the order of their seniority, shall in the absence or disability of the treasurer, perform the duties and exercise the powers of the treasurer and shall perform such other duties as the president or the Board of Directors may from time to time prescribe.

     Section 12. Other Officers. The Board of Directors from time to time may appoint such other officers and agents as it shall deem advisable, who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors. The Board of Directors from time to time may delegate to one or more officers or agents the power to appoint any such subordinate officers or agents, except assistant treasurers and to prescribe the respective rights, terms of office, authorities and duties.

                         ARTICLE VI

                       NET ASSET VALUE

The net asset value per share of stock of the corporation shall be determined at least once each day at the close of business on the New York Stock Exchange on each day the New York Stock Exchange is open for trading. Net asset value shall be calculated by adding the value of all securities and other assets of the Fund, deducting its liabilities and dividing by the number of shares outstanding.

                         ARTICLE VII

                   INVESTMENT RESTRICTIONS

     The   following   investment  restriction   cannot   be
changed  without   the  consent  of   the   holders   of   a
majority  of  the corporation's outstanding shares of stock;
the corporation shall not:

(1) purchase the securities of any one issuer, except the United States government, if immediately after and as a result of such purchase (a) the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the value of the Fund's total assets, or (b) the Fund owns more than 10% of the outstanding voting securities, or any other class of securities, of such issuer; (2) engage in the purchase or sale of real estate or commodities; (3) underwrite the securities of other issuers; (4) make loans to any of its officers, directors, or employees, or to its manager, or general distributor, or officers or directors thereof; (5) make loans to other persons, except by the purchase of debt obligations which are permitted under its investment policy; (6) invest in companies for the purpose of exercising control of management; (7) purchase securities on margin, or sell securities short; (8) purchase shares of other investment companies except shares of closed-end investment companies, purchased in the open market at ordinary broker's commission, but not in excess of 5% of the Fund's assets, or investment company shares acquired pursuant to a plan of merger or consolidation; (9) invest in the aggregate more than 5% of the value of its gross assets in the securities of issuers (other than federal, state, territorial, or local governments, or corporations, or authorities established thereby), which, including predecessors, have not had at least three years' continuous operations nor invest more than 25% of the Fund's assets in any one industry; (10) enter into dealings with its officers or directors, its manager or underwriter, or their officers or directors, or any organization in which such persons have a financial interest except for transactions in the Fund's own shares or other securities through brokerage practices which are considered normal and generally accepted under circumstances existing at the time; (11) purchase or retain securities of any company in which any Fund officers or directors, or Fund manager, its partner, officer, or director beneficially owns more than 1/2 of 1% of said company's securities, if all such persons owning more than 1/2 of 1% of such company's securities, own in the aggregate more than 5% of the outstanding securities of such company;
(12) borrow or pledge its credit under normal circumstances, except up to 10% of its gross assets (computed at the lower of fair market value or cost) for temporary or emergency purposes, and not for the purpose of leveraging its investments, and provided further that any borrowing in excess of 5% of the total assets of the Fund shall have asset coverage of at least 3 to 1; (13) make itself or its assets liable for the indebtedness of others; (14) invest in securities which are assessable or involve unlimited liability; or (15) issue senior securities except for those investment procedures permissible under the Fund's other restrictions.

                        ARTICLE VIII

                     OTHER RESTRICTIONS

     Section 1. Dealings. The officers and directors of the corporation and its investment adviser shall have no dealings for or on behalf of the corporation with themselves as principal or agent, or with any corporation, partnership, trust, joint venture or association in which they have a financial interest, provided that this section shall not prevent:

     (A) Officers or directors of the corporation from having a financial interest in the corporation, in any sponsor, manager, investment adviser or promoter of the corporation, or in any underwriter or securities issued by the corporation.

     (B) The purchase of securities for the portfolio of the corporation, or sale of securities owned by the corporation through a security dealer, one or more of whose partners, officers, directors or security holders is an officer or director of the corporation, provided such transactions are handled in a brokerage capacity only, and provided commissions charged do not exceed customary brokerage charges for such services.

     (C) The employment of any legal counsel, registrar, transfer agent, dividend disbursing agent or custodian having a partner, officer, director or security holder who is an officer or director of the corporation; provided only customary fees are charged for services rendered to or for the benefit of the corporation.

     (D) The purchase for the portfolio of the corporation of securities issued by an issuer having an officer, director or security holder who is an officer or director of the corporation or of any manager of the corporation, unless the retention of such securities in the portfolio of the corporation would otherwise be a violation of these By-laws or the Articles of Incorporation of the corporation.

                         ARTICLE IX

                            STOCK

     Section 1. Certificates. Each stockholder shall be entitled to a certificate or certificates which shall certify the number of shares owned by him in the
corporation.                 Each                certificate
shall be signed by the president or a vice-president and countersigned by the secretary or an assistant secretary or the treasurer or an assistant treasurer and shall be sealed with the corporate seal.

     Section 2. Signature. When a certificate is signed by a transfer agent or an assistant transfer agent or by a transfer clerk acting on behalf of the corporation and a registrar, the signature of any such president, vice-president, treasurer, assistant treasurer, secretary or assistant secretary may be facsimile. In case any officer who has signed any certificate ceases to be an officer of the corporation before the certificate is issued, the certificate may nevertheless be issued by the corporation with the same effect as if the officer had not ceased to be such officer as of the date of its issue.

     Section 3. Recording and Transfer Without Certificates. Notwithstanding the foregoing provisions of this  article,  the corporation  shall have  full  power  to
participate  in  any  program  approved  by  the  Board   of
Directors providing for the recording and transfer of ownership of shares of the corporation's stock by
electronic   or   other  means  without  the   issuance   of
certificates.

     Section 4. Lost Certificates. The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been stolen, lost or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be stolen, lost or destroyed, or upon other satisfactory evidence of such loss or destruction. When authorizing such issuance of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such stolen, lost or destroyed certificate or certificates, or his legal representative to advertise the same in such manner as it shall require and to give the corporation a bond with sufficient surety, to the corporation to indemnify it against any loss or claim that may be made by reason of the issuance of a new certificate.

     Section 5. Registered Stockholders. The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except, as otherwise provided by the laws of Maryland.

     Section  6.   Transfer  Agents  and  Registrars.    The
corporation may act as its own transfer agent and/or registrar, or it may delegate those duties to others. The Board of Directors may from time to time, appoint or remove transfer agents and/or registrars of stock of the corporation, and it may appoint the same person as both transfer agent and registrar. Upon any such appointment being made all certificates representing shares of stock thereafter issued shall be countersigned by one of such transfer agents or by one of such registrars or by both and shall not be valid unless so countersigned. If the same person shall be both transfer agent and registrar, only countersignature by such person shall be required.

     Section 7. Stock Ledger. The corporation shall maintain an original stock ledger containing the names and addresses of all stockholders and the number and class of shares held by each stockholder. Such stock ledger may be in written form or any other form capable of being converted into written form within a reasonable time for visual inspection.

     Section 8. Transfers of Stock. The corporation shall transfer or otherwise change the registration of its issued and outstanding shares in its stock ledger upon receipt of an authorization in a form proper and acceptable to it or its duly appointed agent. To the extent such shares are evidenced by a certificate or certificates, the surrender of such certificate properly endorsed shall be required where necessary. Upon receipt of the transfer instructions in proper order by the corporation, the corporation shall change its stock ledger records accordingly and record the transaction upon its books.

                          ARTICLE X

                     GENERAL PROVISIONS

     Section 1. Dividends. With respect to dividends (including "dividends" designated as "short" or "long" term "capital gains" distributions to satisfy requirements of the Investment Company Act of 1940, as amended, or the Internal Revenue Code of 1954, as amended from time to time):

     (A) Such dividends, at the election of the stockholders, may be automatically reinvested in additional shares (or fractions thereof) of the corporation at the "net asset value" determined on the reinvestment date fixed by the Board of Directors.

     (B) The Board of Directors in declaring any dividend, may fix a record date not earlier than the date of declaration  or  more  than 40 days prior  to  the  date  of payment, as of which the stockholders entitled to receive such dividend shall be determined, notwithstanding any transfer or the repurchase or issue (or sale) of any shares after such record date.

     (C) Dividends or distributions on shares of stock whether payable in stock or cash, shall be paid out of earnings, surplus or other lawfully available assets; provided that no dividend payment, or distribution in the nature of a dividend payment, may be made wholly or partly from any source other than accumulated, undistributed net income, determined in accordance with good accounting practice, and not including profits or losses realized in the sale of securities or other properties, unless such payment is accompanied by a written statement clearly indicating what portion of such payment per share is made from the following sources:

          (i)   accumulated  or undistributed   net   income
     not  including   profits or losses  from  the  sale  of
     securities or other properties;

          (ii) accumulated undistributed net profits from the sale of securities or other properties;

          (iii)       net   profits  from  the    sale    of
     securities or other properties during the then current fiscal year; and

          (iv) paid-in surplus or other capital source.

     (D) In declaring dividends and in recognition that the one goal of the corporation is to qualify as a "regulated investment company" under the Internal Revenue Code of 1954, as amended, the Board of Directors shall be entitled to rely upon estimates made in the last two months of the fiscal year as to the amounts of distribution necessary for this purpose; and the Board of Directors, acting consistently with good accounting practice and with the express provisions of these By-laws, may credit receipts and charge payments to income or otherwise, as it may seem proper.

     (E) Any dividends declared, except as aforesaid, shall be deemed liquidating dividends and the stockholders shall be so informed to whatever extent may be required by law. A notice that dividends have been paid from paid-in surplus, or a notice that dividends have been paid from paid-in capital, shall be deemed to be a sufficient notice that the same constitutes liquidating dividends.

     (F) Anything in these By-laws to the contrary notwithstanding, the Board of Directors may at any time declare and distribute pro rata among the stockholders of a record date fixed as above, a "stock dividend" out of either authorized but unissued, or treasury shares of the corporation, or both.

     Section 2. Rights in Securities. The Board of Directors, on behalf of the corporation, shall have the
authority   to   exercise  all  of  the  rights    of    the
corporation as owners of any securities which might be exercised by any individual owning such securities in his own right; including but not limited to, the rights to vote by proxy for any and all purposes (including the right to authorize any officer of the manager to execute proxies), to consent to the reorganization, merger or consolidation of any company or to consent to the sale, lease or mortgage of all or substantially all of the property and assets of any company; and to exchange any of the shares of stock of any company for shares of stock issued therefor upon any such reorganization, merger, consolidation, sale, lease or mortgage.

     Section 3. Custodianship. Securities owned by the corporation and cash representing (A) the proceeds from sales of securities owned by the corporation and of shares issued by the corporation, (B) payments of principal upon securities owned by the corporation, or (C) capital distributions in respect of securities owned by the corporation shall be held by one or more custodians, as permitted by the Investment Company Act of 1940, as amended, to be selected by the Board of Directors. Each bank and/or trust company selected as a custodian shall be organized and existing under a state banking and/or trust company law, or shall be a national banking association incorporated under the laws of the United States of America and qualified to act as a trust company, and shall have an aggregate capital, surplus and undivided profits of not less than $2,000,000. Each custodian shall enter into an agreement with the corporation to serve as a custodian of such securities and cash on terms consistent with the provisions of these By-laws. From the time any such trust company, banking association or other permissible entity becomes a custodian of such securities and cash, it shall:

     (A) Deliver securities owned by the corporation, only upon sale of such securities for the account of the corporation and receipt of payment therefor by the custodian, or when such securities may be called, redeemed, retired or otherwise become payable, provided that this provision shall not prevent:

          (i) Delivery of securities for examination to the broker selling the same, in accordance with the "street delivery" custom, whereby such securities are delivered to such broker in exchange for a delivery receipt exchanged on the same day for an uncertified check of such broker to be presented on the same day for certification.

          (ii) Delivery of securities of an issuer in exchange for or for conversion into, other securities alone, or cash and other securities, pursuant to any plan or merger, consolidation, reorganization, recapitalization or readjustment of the securities of such issuer or for deposit with a reorganization committee or protective committee, pursuant to a deposit agreement.

          (iii)      The  conversion  by  the  custodian  of
     securities  owned  by  the  corporation,  pursuant   to
     the   provisions   of   such  securities   into   other
     securities.

          (iv) The surrender by the custodian of warrants, rights or similar securities owned by the corporation in the exercise of such warrants, rights or similar securities, or the surrender of interim receipts or temporary securities for definitive securities.

          (v)   The  delivery of securities  as   collateral
     on borrowing affected by the corporation, subject to the limitations of Article VII of these By-laws.

          (vi)  The   delivery of securities  owned  by  the
     corporation,  as  a  complete  or  partial   redemption
     in  kind  of securities issued by the corporation.

     (B) Deliver funds on the corporation only upon the purchase of securities for the portfolio of the corporation, and the delivery of such securities to the custodian; provided always, that such limitation shall not prevent the release of funds by the custodian for redemption of shares issued by the corporation, for payment of interest, dividend disbursements, taxes, management fees, custodian fees, other operating expenses properly authorized by an officer or officers as required by the custodian agreement, payments in connection with conversion, exchange or surrender of securities owned by the corporation (as set forth in Subsection A of this Section) and for organizational and such other obligations as approved by the Board of Directors certified in writing.

     (C) Upon the resignation or inability of a custodian to serve as custodian of the assets of the corporation, the corporation shall use its best efforts to obtain a successor custodian, to require that the cash and securities owned by the corporation be delivered directly to such successor custodian and, in the event that no such successor can be found, to submit to the stockholders -- before permitting delivery of the cash and securities owned by the corporation to anyone other than a successor custodian -- the question of whether the corporation shall be liquidated or shall function without such custodian.

     (D)   Nothing  hereinbefore contained   shall   prevent
any such custodian from delivering assets of the corporation
to  a  successor    custodian  having   the   qualifications
hereinabove prescribed.

     (E) No directors, officers, employees or agents of the corporation shall be authorized or permitted to withdraw any assets held by the custodian, except as permitted in this Article X and in the Custodian Agreement. Directions, notices or instructions to the custodian, with respect to delivery of securities, payment of cash or otherwise, shall be given by such officer or officers and/or such person or persons, and in such manner, as the Board of Directors may from time to time designate.

     Section 4. Reports. The corporation shall transmit to the stockholders, at least semiannually, a report of the operations of the corporation based at least annually upon an audit by independent public accountants. Said report shall clearly set forth the information customarily furnished in a balance sheet and profit and loss statement, and in addition, shall clearly set forth a statement of all amounts paid directly to securities dealers, legal counsel, transfer agents, disbursing agents, registrars, custodians or trustees, where such payments are made to a firm, corporation, bank or trust company having an officer, director or partner who is also an officer or director of this corporation. A copy or copies, of all reports submitted to the stockholders of this corporation shall also be sent, as required to the regulatory agencies of the United States of America and the states in which the securities of this corporation are registered and sold.

     Section  5.   Bonding of Officers and  Employees.   All
officers and employees of the corporation shall be bonded to such extent, and in such manner, as may be required by law.

     Section 6. Seal. The corporate seal shall have inscribed thereon the name of the corporation, the year of its organization and the words "Corporate Seal, Maryland." The seal may be used by causing it or a facsimile thereof to be impressed or affixed or otherwise reproduced.

                         ARTICLE XI

                         AMENDMENTS

These By-laws may be altered, amended, repealed or restated at any regular or special meeting of the Board of Directors, provided that the provisions of Article VII may not be altered, amended, repealed or restated without the consent of a majority of the holders of the corporation's outstanding common stock (as defined in the Investment Company Act of 1940, as amended, and the corporation's Articles of Incorporation) and provided further that the right of the Board of Directors to alter, amend, repeal or restate and the procedures therefor meet the requirements of the Investment Company Act of 1940, as amended, if any.

EX99.23(b)(5)

                AMENDED AND RESTATED BY-LAWS
                   AS OF NOVEMBER 30, 1996

                             OF

                   SHADOW STOCK FUND, INC.


                          ARTICLE I

                   FISCAL YEAR AND OFFICES

     Section  1.  Fiscal Year.  Unless  otherwise   provided
by resolution of the Board of Directors, the fiscal year of the corporation shall begin on the first day of July and end on the last day of June.

     Section  2.  Registered Office.  The registered  office
of the corporation  in Maryland shall be C/O the CORPORATION
TRUST,   INCORPORATED, 32 South Street, Baltimore, Maryland,
21202.

     Section 3. Other Offices. The corporation shall have a place of business in the State of Missouri, and the corporation shall have the power to open additional offices for the conduct of its business, either within or outside the states of Maryland and Missouri, at such places as the Board of Directors may from time to time designate.

                         ARTICLE II

                  MEETINGS OF STOCKHOLDERS

     Section 1. Place of Meeting. Meetings of the stockholders for the election of directors shall be held in such place as the Board of Directors may by resolution establish. In the absence of any specific resolution, annual meetings of stockholders shall be held at the corporation's principal office in the State of Missouri. Meetings of stockholders for any other purpose may be held at such place and time as shall be stated in the notice of the meeting, or in a duly executed waiver of notice thereof.

     Section 2. Annual Meetings. The annual meetings of stockholders, if held, shall be held at such time during the month of September as may be fixed by the Board of Directors by resolution each year. At any annual meeting, the stockholders shall elect a Board of Directors and transact any other business which may properly be brought before the meeting. No annual meeting of stockholders shall be required in any year in which the only business to be transacted at such meeting does not require action by stockholders on any one or more of the following:

     (1)  the election of directors;

     (2)  approval of the investment advisory agreement;

     (3) ratification of the selection of independent public accountants;

     (4)  approval of a distribution agreement.

     Section  3.   Special Meetings.  At  any  time  in  the
interval between annual meetings, special meetings of the stockholders may be called by the president or by a majority of the Board of Directors and shall be called by the president or secretary upon written request of the holders of shares entitled to cast not less than ten percent of all the votes entitled to be cast at such meeting.

     Section 4. Notice. Not less than ten nor more than ninety days before the date of every annual or special stockholders' meeting, the secretary shall give to each stockholder entitled to vote at such meeting written notice stating the time and place of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.

     Section 5. Record Date for Meetings. The Board of Directors may fix in advance a date not more than ninety days, nor less than ten days, prior to the date of any annual or special meeting of the stockholders as a record date for the determination of the stockholders entitled to receive notice of, and to vote at any meeting and any adjournment thereof; and in such case such stockholders and only such stockholders as shall be stockholders of record on the date so fixed shall be entitled to receive notice of and to vote only such shares held and outstanding on such record date that continue to be held and outstanding at the time of voting.

     Section 6. Quorum. At any meeting of stockholders, the presence in person or by proxy of the holders of a majority of the aggregate shares of stock at the time outstanding shall constitute a quorum. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented any business may be transacted which might have been transacted at the meeting originally notified.

     Section 7. Majority. The vote of the holders of a majority of the stock having voting power, as measured by the applicable quorum requirements set forth in Section 6, present in person or represented by proxy, at a meeting duly called and at which a quorum is present, shall be sufficient to take or authorize action upon any matter which may properly come before the meeting, unless otherwise required by the Investment Company Act of 1940, as amended.

     Section 8. Voting. Each stockholder shall have one vote for each full share and a fractional vote for each fractional share of stock having voting power held by such stockholder on each matter submitted to a vote at a meeting of stockholders. A stockholder may cast his vote in person or by proxy, but no proxy shall be valid after eleven months from its date, unless otherwise provided in the proxy. At all meetings of stockholders, unless the voting is conducted by inspectors, all questions relating to the qualification of voters and the validity of proxies and the acceptance or rejection of votes shall be decided by the chairman of the meeting.

     Section 9. Inspectors. At any election of directors, the Board of Directors prior thereto may, or, if they have not so acted, the chairman of the meeting may, and upon the request of the holders of ten percent (10%) of the shares entitled to vote at such election shall, appoint two inspectors of election who shall first subscribe an oath of affirmation to execute faithfully the duties of inspectors at such election with strict impartiality and according to the best of their ability, and shall after the election make a certificate of the result of the vote taken. No candidate for the office of director shall be appointed such inspector. The chairman of the meeting may cause a vote by ballot to be taken upon any election or matter, and such vote shall be taken upon the request of the holders of ten percent (10%) of the stock entitled to vote on such election or matter.

     Section 10. Stockholder List. The officer who has charge of the stock ledger of the corporation shall, at least ten days before every election of directors, prepare and make a complete list of the stockholders entitled to vote at said election, arranged in alphabetical order, showing the address and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, during ordinary business hours, for a period of at least ten days prior to the election, either at a place within the city, town or village where the election is to be held and which place shall be specified in the notice of meeting, or if not specified, at the place where said meeting is to be held, and the list shall be produced and kept at the time and place of election during the whole time thereof, and subject to the inspection of any stockholder who may be present.

                         ARTICLE III

                          DIRECTORS

     Section 1. General Powers. The business of the corporation shall be managed by its Board of Directors, which may exercise all powers of the corporation, except such as are by statute, or the Articles of Incorporation, or by these By-laws conferred upon or reserved to the stockholders.

     Section 2. Number and Term of Office. The number of directors which shall constitute the whole Board shall be determined from time to time by the Board of Directors, but shall not be fewer than three. Each director elected shall hold office until his successor is elected and qualified. Directors need not be stockholders.

     Section 3.  Elections.  The Directors shall all  be  of
one  class   and   shall   serve  until   their   respective
successors are elected and qualified.

     Section 4.  Place of Meeting.  Meetings of  the   Board
of Directors, regular or special, may be held at any place in or out of the State of Maryland as the Board may from time to time determine.

     Section 5. Quorum. At all meetings of the Board of Directors a majority of the entire Board of Directors shall constitute a quorum for the transaction of business and the action of a majority of the directors present at any meeting at which a quorum is present shall be the action of the Board of Directors unless the concurrence of a greater proportion is required for such action by the laws of the State of Maryland, these By-laws or the Articles of Incorporation or a different number is required by the Investment Company Act of 1940, as amended. If a quorum shall not be present at any meeting of directors, the directors present thereat may by a majority vote adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

     Section 6. First Meeting. The first meeting of each newly constituted Board of Directors shall be held as soon as practicable after the annual meeting of stockholders in each year, at such time and place as shall be specified in a notice given as hereinafter provided for meetings of the Board of Directors, or as shall be specified in a written waiver signed by all of the directors.

     Section 7.  Regular Meetings.  Regular meetings of  the
Board of Directors may be held without notice at such time and place as shall from time to time be determined by the Board of Directors.

     Section 8. Special Meetings. Special meetings of the Board of Directors may be called by the president on one day's notice to each director; special meetings shall be called by the president or secretary in like manner and on like notice on the written request of two directors.

     Section 9. Telephonic Meetings. Regular or special meetings, except for meetings to approve an investment advisory agreement or a distribution plan, of the Board of Directors or any committee thereof, may be held by means of a conference telephone or similar communications equipment so that all persons participating in the meeting can hear each other at the same time. Participation in a meeting by these means constitutes presence in person at the meeting.

     Section  10.   Informal Actions.  Any  action,   except
approval of an investment advisory agreement, or a distribution plan, required or permitted to be taken at any meeting of the Board of Directors or any committee thereof may be taken without a meeting, if written consent to such action is signed in one or more counterparts by all members of the Board or of such committee, as the case may be, and such written consent is filed with the minutes of proceedings of the Board or committee.

     Section 11. Committees. The Board of Directors may by resolution passed by a majority of the whole Board appoint from among its members an executive committee and other committees composed of two or more directors, and may delegate to such committees, in the intervals between meetings of the Board of Directors, any or all of the power of the Board of Directors in the management of the business and affairs of the corporation, except the power to declare dividends, to issue stock or to recommend to stockholders any action requiring stockholders' approval. In the absence of any member of such committee, the members thereof present at any meeting, whether or not they constitute a quorum, may appoint a member of the Board of Directors to act in the place of such absent member.

     Section 12. Action of Committees. The committees shall keep minutes of their proceedings and shall report the same to the Board of Directors at the meeting next succeeding, and any action by committees shall be subject to revision and alteration by the Board of Directors, provided that no rights of third persons shall be affected by any such revision or alteration.

     Section 13. Compensation. Any director, whether or not he is a salaried officer or employee of the corporation, may be compensated for his services as a director or as a member of a committee of directors, or as chairman of the Board or chairman of a committee by fixed or periodic payments or by fees for attendance at meetings or by both, and in addition may be reimbursed for transportation and other expenses, all in such manner and amounts as the Board of Directors may from time to time determine.

     Section   14.   Removal.   The  stockholders  of   this
corporation may remove any director with or without cause by
the   affirmative  vote  of  a majority  of  all  the  votes
entitled to be cast for the election of directors.

                         ARTICLE IV

                           NOTICES

     Section 1. Form. Notices to stockholders shall be in writing and delivered personally or mailed to the stockholders at their addresses appearing on the books of the corporation. Notice by mail shall be deemed to be given at the time when the same shall be mailed. Notice to directors need not state the purpose of a regular or special meeting.

     Section 2. Waiver. Whenever any notice of the time, place or purpose of any meeting of stockholders, directors or committee is required to be given under the provisions of Maryland law or under the provisions of the Articles of Incorporation or these By-laws, a waiver thereof in writing, signed by the person or persons entitled to such notice and filed with the records of the meeting, whether before or after the holding thereof, or actual attendance at the meeting of stockholders in person or by proxy, or at the meeting of directors or committee in person, shall be deemed equivalent to the giving of such notice to such persons.

                          ARTICLE V

                          OFFICERS

     Section 1. Officers of the Corporation. The officers of the corporation shall be elected by the Board of Directors and shall include a president, who shall be a director, a secretary and a treasurer. The Board of Directors may, from time to time, elect or appoint a controller, one or more vice-presidents, assistant secretaries and assistant treasurers. The president shall preside at meetings of the Board of Directors, unless the Board of Directors, at its discretion, elects a chairman of the Board to preside at such meetings. In addition, such chairman shall perform and execute such executive and administrative duties and have such powers as the Board of Directors may from time to time prescribe. Two or more offices may be held by the same person but no officer shall execute, acknowledge or verify any instrument in more than one capacity, if such instrument is required by law, the Articles of Incorporation or these By-laws to be executed, acknowledged or verified by two or more officers.

     Section 2. Election. The Board of Directors at its first meeting after each annual meeting of stockholders shall choose a president, a secretary and a treasurer.

     Section 3. Compensation. The salaries or other compensation of all officers and agents of the corporation paid directly by the corporation shall be fixed by the Board of Directors, except that the Board of Directors may delegate to any person or group of persons the power to fix such salaries or other compensation.

     Section 4. Tenure. The officers of the corporation shall serve for one year and until the successors are chosen and qualify. Any officer or agent may be removed by the affirmative vote of a majority of the Board of Directors whenever, in its judgment, the best interests of the corporation will be served thereby. Any vacancy occurring in any office of the corporation by death, resignation, removal or otherwise shall be filled by the Board of Directors.

     Section 5. President. The president, unless the chairman has been so designated, shall be the chief executive officer of the corporation. He shall preside at all meetings of the stockholders and directors and shall see that all orders and resolutions of the Board are carried into effect. The president shall also be the chief administrative officer of the corporation and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

     Section 6. Vice-Presidents. The vice-presidents, in the order of their seniority, shall in the absence or disability of the president, perform the duties and exercise the powers of the president and shall perform such other duties as the Board of Directors may from time to time prescribe.

     Section 7. Secretary. The secretary shall attend all meetings of the Board of Directors and all meetings of the stockholders and record all the proceedings thereof and shall perform like duties for any committee when required. In the absence of the secretary or an assistant secretary, proceedings of such meetings shall be recorded by a person selected by the chairman of the meeting. He shall give, or cause to be given, notice of meetings of the stockholders and of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or president, under whose supervision he shall be. He shall keep in safe custody the seal of the corporation and, when authorized by the Board of Directors, affix and attest the same to any instrument requiring it. The Board of Directors may give general authority to any other officer to affix the seal of the corporation and to attest the same by affixing his signature.

     Section 8. Assistant Secretaries. The assistant secretaries, in order of their seniority, shall in the absence or disability of the secretary, perform the duties and exercise the powers of the secretary and shall perform such other duties as the Board of Directors shall prescribe.

     Section 9. Treasurer. The treasurer, unless another officer has been so designated, shall be the chief financial officer of the corporation. He shall be responsible for the maintenance of its accounting records and shall render to the Board of Directors, at its regular meetings, or when the Board of Directors so requires, an account of all the corporation's financial transactions and a report of the financial condition of the corporation.

     Section 10. Controller. The controller shall be under the direct supervision of the treasurer. He shall maintain adequate records of all assets, liabilities and transactions of the corporation, establish and maintain internal accounting control and, in cooperation with the independent public accountants selected by the Board of Directors, shall supervise internal auditing. He shall have such further powers and duties as may be conferred upon him from time to time by the president or the Board of Directors.

     Section 11. Assistant Treasurers. The assistant treasurers, in the order of their seniority, shall in the absence or disability of the treasurer, perform the duties and exercise the powers of the treasurer and shall perform such other duties as the president or the Board of Directors may from time to time prescribe.

     Section 12. Other Officers. The Board of Directors from time to time may appoint such other officers and agents as it shall deem advisable, who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors. The Board of Directors from time to time may delegate to one or more officers or agents the power to appoint any such subordinate officers or agents, except assistant treasurers and to prescribe the respective rights, terms of office, authorities and duties.

                         ARTICLE VI

                       NET ASSET VALUE

The net asset value per share of stock of the corporation shall be determined at least once each day at the close of business on the New York Stock Exchange on each day the New York Stock Exchange is open for trading. Net asset value shall be calculated by adding the value of all securities and other assets of the Fund, deducting its liabilities and dividing by the number of shares outstanding.

                         ARTICLE VII

                   INVESTMENT RESTRICTIONS

     The   following   investment  restriction   cannot   be
changed  without   the  consent  of   the   holders   of   a
majority  of  the corporation's outstanding shares of stock;
the corporation shall not:

(1) purchase the securities of any one issuer, except the United States government, if immediately after and as a result of such purchase (a) the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the value of the Fund's total assets, or (b) the Fund owns more than 10% of the outstanding voting securities, or any other class of securities, of such issuer; (2) engage in the purchase or sale of real estate or commodities; (3) underwrite the securities of other issuers; (4) make loans to any of its officers, directors, or employees, or to its manager, or general distributor, or officers or directors thereof; (5) make loans to other persons, except by the purchase of debt obligations which are permitted under its investment policy; (6) invest in companies for the purpose of exercising control of management; (7) purchase securities on margin, or sell securities short; (8) purchase shares of other investment companies except in the open market at ordinary broker's commission, but not in excess of 5% of the Fund's assets, or pursuant to a plan of merger or consolidation; (9) invest in the aggregate more than 5% of the value of its gross assets in the securities of issuers (other than federal, state, territorial, or local governments, or corporations, or authorities established thereby), which, including predecessors, have not had at least three years' continuous operations nor invest more than 25% of the Fund's assets in any one industry; (10) enter into dealings with its officers or directors, its manager or underwriter, or their officers or directors, or any organization in which such persons have a financial interest except for transactions in the Fund's own shares or other securities through brokerage practices which are considered normal and generally accepted under circumstances existing at the time; (11) purchase or retain securities of any company in which any Fund officers or directors, or Fund manager, its partner, officer, or director beneficially owns more than 1/2 of 1% of said company's securities, if all such persons owning more than 1/2 of 1% of such company's securities, own in the aggregate more than 5% of the outstanding securities of such company; (12) borrow or pledge its credit under normal circumstances, except up to 10% of its gross assets (computed at the lower of fair market value or cost) for temporary or emergency purposes, and not for the purpose of leveraging its investments, and provided further that any borrowing in excess of 5% of the total assets of the Fund shall have asset coverage of at least 3 to 1; (13) make itself or its assets liable for the indebtedness of others; (14) invest in securities which are assessable or involve unlimited liability; or (15) issue senior securities except for those investment procedures permissible under the Fund's other restrictions.

                        ARTICLE VIII

                     OTHER RESTRICTIONS

     Section 1. Dealings. The officers and directors of the corporation and its investment adviser shall have no dealings for or on behalf of the corporation with themselves as principal or agent, or with any corporation, partnership, trust, joint venture or association in which they have a financial interest, provided that this section shall not prevent:

     (A) Officers or directors of the corporation from having a financial interest in the corporation, in any sponsor, manager, investment adviser or promoter of the corporation, or in any underwriter or securities issued by the corporation.

     (B) The purchase of securities for the portfolio of the corporation, or sale of securities owned by the corporation through a security dealer, one or more of whose partners, officers, directors or security holders is an officer or director of the corporation, provided such transactions are handled in a brokerage capacity only, and provided commissions charged do not exceed customary brokerage charges for such services.

     (C) The employment of any legal counsel, registrar, transfer agent, dividend disbursing agent or custodian having a partner, officer, director or security holder who is an officer or director of the corporation; provided only customary fees are charged for services rendered to or for the benefit of the corporation.

     (D) The purchase for the portfolio of the corporation of securities issued by an issuer having an officer, director or security holder who is an officer or director of the corporation or of any manager of the corporation, unless the retention of such securities in the portfolio of the corporation would otherwise be a violation of these By-laws or the Articles of Incorporation of the corporation.

                         ARTICLE IX

                            STOCK

     Section 1. Certificates. Each stockholder shall be entitled to a certificate or certificates which shall certify the number of shares owned by him in the
corporation.   Each  certificate  shall  be  signed  by  the
president or a vice-president and countersigned by the secretary or an assistant secretary or the treasurer or an assistant treasurer and shall be sealed with the corporate seal.

     Section 2. Signature. When a certificate is signed by a transfer agent or an assistant transfer agent or by a transfer clerk acting on behalf of the corporation and a registrar, the signature of any such president, vice-president, treasurer, assistant treasurer, secretary or assistant secretary may be facsimile. In case any officer who has signed any certificate ceases to be an officer of the corporation before the certificate is issued, the certificate may nevertheless be issued by the corporation with the same effect as if the officer had not ceased to be such officer as of the date of its issue.

     Section 3. Recording and Transfer Without Certificates. Notwithstanding the foregoing provisions of this  article,  the corporation  shall have  full  power  to
participate  in  any  program  approved  by  the  Board   of
Directors providing for the recording and transfer of ownership of shares of the corporation's stock by
electronic   or   other  means  without  the   issuance   of
certificates.

     Section 4. Lost Certificates. The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been stolen, lost or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be stolen, lost or destroyed, or upon other satisfactory evidence of such loss or destruction. When authorizing such issuance of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such stolen, lost or destroyed certificate or certificates, or his legal representative to advertise the same in such manner as it shall require and to give the corporation a bond with sufficient surety, to the corporation to indemnify it against any loss or claim that may be made by reason of the issuance of a new certificate.

     Section 5. Registered Stockholders. The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except, as otherwise provided by the laws of Maryland.

     Section  6.   Transfer  Agents  and  Registrars.    The
corporation may act as its own transfer agent and/or registrar, or it may delegate those duties to others. The Board of Directors may from time to time, appoint or remove transfer agents and/or registrars of stock of the corporation, and it may appoint the same person as both transfer agent and registrar. Upon any such appointment being made all certificates representing shares of stock thereafter issued shall be countersigned by one of such transfer agents or by one of such registrars or by both and shall not be valid unless so countersigned. If the same person shall be both transfer agent and registrar, only countersignature by such person shall be required.

     Section 7. Stock Ledger. The corporation shall maintain an original stock ledger containing the names and addresses of all stockholders and the number and class of shares held by each stockholder. Such stock ledger may be in written form or any other form capable of being converted into written form within a reasonable time for visual inspection.

     Section 8. Transfers of Stock. The corporation shall transfer or otherwise change the registration of its issued and outstanding shares in its stock ledger upon receipt of an authorization in a form proper and acceptable to it or its duly appointed agent. To the extent such shares are evidenced by a certificate or certificates, the surrender of such certificate properly endorsed shall be required where necessary. Upon receipt of the transfer instructions in proper order by the corporation, the corporation shall change its stock ledger records accordingly and record the transaction upon its books.

                          ARTICLE X

                     GENERAL PROVISIONS

     Section 1. Dividends. With respect to dividends (including "dividends" designated as "short" or "long" term "capital gains" distributions to satisfy requirements of the Investment Company Act of 1940, as amended, or the Internal Revenue Code of 1954, as amended from time to time):

     (A) Such dividends, at the election of the stockholders, may be automatically reinvested in additional shares (or fractions thereof) of the corporation at the "net asset value" determined on the reinvestment date fixed by the Board of Directors.

     (B) The Board of Directors in declaring any dividend, may fix a record date not earlier than the date of declaration  or  more  than 40 days prior  to  the  date  of payment, as of which the stockholders entitled to receive such dividend shall be determined, notwithstanding any transfer or the repurchase or issue (or sale) of any shares after such record date.

     (C) Dividends or distributions on shares of stock whether payable in stock or cash, shall be paid out of earnings, surplus or other lawfully available assets; provided that no dividend payment, or distribution in the nature of a dividend payment, may be made wholly or partly from any source other than accumulated, undistributed net income, determined in accordance with good accounting practice, and not including profits or losses realized in the sale of securities or other properties, unless such payment is accompanied by a written statement clearly indicating what portion of such payment per share is made from the following sources:

          (i)   accumulated  or undistributed   net   income
     not  including   profits or losses  from  the  sale  of
     securities or other properties;

          (ii) accumulated undistributed net profits from the sale of securities or other properties;

          (iii)       net   profits  from  the    sale    of
     securities or other properties during the then current fiscal year; and

          (iv) paid-in surplus or other capital source.

     (D) In declaring dividends and in recognition that the one goal of the corporation is to qualify as a "regulated investment company" under the Internal Revenue Code of 1954, as amended, the Board of Directors shall be entitled to rely upon estimates made in the last two months of the fiscal year as to the amounts of distribution necessary for this purpose; and the Board of Directors, acting consistently with good accounting practice and with the express provisions of these By-laws, may credit receipts and charge payments to income or otherwise, as it may seem proper.

     (E) Any dividends declared, except as aforesaid, shall be deemed liquidating dividends and the stockholders shall be so informed to whatever extent may be required by law. A notice that dividends have been paid from paid-in surplus, or a notice that dividends have been paid from paid-in capital, shall be deemed to be a sufficient notice that the same constitutes liquidating dividends.

     (F) Anything in these By-laws to the contrary notwithstanding, the Board of Directors may at any time declare and distribute pro rata among the stockholders of a record date fixed as above, a "stock dividend" out of either authorized but unissued, or treasury shares of the corporation, or both.

     Section 2. Rights in Securities. The Board of Directors, on behalf of the corporation, shall have the
authority   to   exercise  all  of  the  rights    of    the
corporation as owners of any securities which might be exercised by any individual owning such securities in his own right; including but not limited to, the rights to vote by proxy for any and all purposes (including the right to authorize any officer of the manager to execute proxies), to consent to the reorganization, merger or consolidation of any company or to consent to the sale, lease or mortgage of all or substantially all of the property and assets of any company; and to exchange any of the shares of stock of any company for shares of stock issued therefor upon any such reorganization, merger, consolidation, sale, lease or mortgage.

     Section 3. Custodianship. Securities owned by the corporation and cash representing (A) the proceeds from sales of securities owned by the corporation and of shares issued by the corporation, (B) payments of principal upon securities owned by the corporation, or (C) capital distributions in respect of securities owned by the corporation shall be held by one or more custodians, as permitted by the Investment Company Act of 1940, as amended, to be selected by the Board of Directors. Each bank and/or trust company selected as a custodian shall be organized and existing under a state banking and/or trust company law, or shall be a national banking association incorporated under the laws of the United States of America and qualified to act as a trust company, and shall have an aggregate capital, surplus and undivided profits of not less than $2,000,000. Each custodian shall enter into an agreement with the corporation to serve as a custodian of such securities and cash on terms consistent with the provisions of these By-laws. From the time any such trust company, banking association or other permissible entity becomes a custodian of such securities and cash, it shall:

     (A) Deliver securities owned by the corporation, only upon sale of such securities for the account of the corporation and receipt of payment therefor by the custodian, or when such securities may be called, redeemed, retired or otherwise become payable, provided that this provision shall not prevent:

          (i) Delivery of securities for examination to the broker selling the same, in accordance with the "street delivery" custom, whereby such securities are delivered to such broker in exchange for a delivery receipt exchanged on the same day for an uncertified check of such broker to be presented on the same day for certification.

          (ii) Delivery of securities of an issuer in exchange for or for conversion into, other securities alone, or cash and other securities, pursuant to any plan or merger, consolidation, reorganization, recapitalization or readjustment of the securities of such issuer or for deposit with a reorganization committee or protective committee, pursuant to a deposit agreement.

          (iii)      The  conversion  by  the  custodian  of
     securities  owned  by  the  corporation,  pursuant   to
     the   provisions   of   such  securities   into   other
     securities.

          (iv) The surrender by the custodian of warrants, rights or similar securities owned by the corporation in the exercise of such warrants, rights or similar securities, or the surrender of interim receipts or temporary securities for definitive securities.

          (v)   The  delivery of securities  as   collateral
     on borrowing affected by the corporation, subject to the limitations of Article VII of these By-laws.

          (vi)  The   delivery of securities  owned  by  the
     corporation,  as  a  complete  or  partial   redemption
     in  kind  of securities issued by the corporation.

     (B) Deliver funds on the corporation only upon the purchase of securities for the portfolio of the corporation, and the delivery of such securities to the custodian; provided always, that such limitation shall not prevent the release of funds by the custodian for redemption of shares issued by the corporation, for payment of interest, dividend disbursements, taxes, management fees, custodian fees, other operating expenses properly authorized by an officer or officers as required by the custodian agreement, payments in connection with conversion, exchange or surrender of securities owned by the corporation (as set forth in Subsection A of this Section) and for organizational and such other obligations as approved by the Board of Directors certified in writing.

     (C) Upon the resignation or inability of a custodian to serve as custodian of the assets of the corporation, the corporation shall use its best efforts to obtain a successor custodian, to require that the cash and securities owned by the corporation be delivered directly to such successor custodian and, in the event that no such successor can be found, to submit to the stockholders -- before permitting delivery of the cash and securities owned by the corporation to anyone other than a successor custodian -- the question of whether the corporation shall be liquidated or shall function without such custodian.

     (D)   Nothing  hereinbefore contained   shall   prevent
any such custodian from delivering assets of the corporation
to  a  successor    custodian  having   the   qualifications
hereinabove prescribed.

     (E) No directors, officers, employees or agents of the corporation shall be authorized or permitted to withdraw any assets held by the custodian, except as permitted in this Article X and in the Custodian Agreement. Directions, notices or instructions to the custodian, with respect to delivery of securities, payment of cash or otherwise, shall be given by such officer or officers and/or such person or persons, and in such manner, as the Board of Directors may from time to time designate.

     Section 4. Reports. The corporation shall transmit to the stockholders, at least semiannually, a report of the operations of the corporation based at least annually upon an audit by independent public accountants. Said report shall clearly set forth the information customarily furnished in a balance sheet and profit and loss statement, and in addition, shall clearly set forth a statement of all amounts paid directly to securities dealers, legal counsel, transfer agents, disbursing agents, registrars, custodians or trustees, where such payments are made to a firm, corporation, bank or trust company having an officer, director or partner who is also an officer or director of this corporation. A copy or copies, of all reports submitted to the stockholders of this corporation shall also be sent, as required to the regulatory agencies of the United States of America and the states in which the securities of this corporation are registered and sold.

     Section  5.   Bonding of Officers and  Employees.   All
officers and employees of the corporation shall be bonded to such extent, and in such manner, as may be required by law.

     Section 6. Seal. The corporate seal shall have inscribed thereon the name of the corporation, the year of its organization and the words "Corporate Seal, Maryland." The seal may be used by causing it or a facsimile thereof to be impressed or affixed or otherwise reproduced.

                         ARTICLE XI

                         AMENDMENTS

These By-laws may be altered, amended, repealed or restated at any regular or special meeting of the Board of Directors, provided that the provisions of Article VII may not be altered, amended, repealed or restated without the consent of a majority of the holders of the corporation's outstanding common stock (as defined in the Investment Company Act of 1940, as amended, and the corporation's Articles of Incorporation) and provided further that the right of the Board of Directors to alter, amend, repeal or restate and the procedures therefor meet the requirements of the Investment Company Act of 1940, as amended, if any.